UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-02671

Deutsche Municipal Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	5/31

Date of reporting period:	5/31/2016

ITEM 1.	REPORT TO STOCKHOLDERS

May 31, 2016

Annual Report
to Shareholders

Deutsche Managed Municipal Bond Fund

Contents

3 Letter to Shareholders

5 Portfolio Management Review

11 Performance Summary

13 Investment Portfolio

45 Statement of Assets and Liabilities

47 Statement of Operations

48 Statement of Cash Flows

49 Statement of Changes in Net Assets

50 Financial Highlights

54 Notes to Financial Statements

64 Report of Independent Registered Public Accounting Firm

65 Information About Your Fund's Expenses

66 Tax Information

67 Advisory Agreement Board Considerations and Fee Evaluation

71 Board Members and Officers

76 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. The fund invests in inverse floaters, which are derivatives that involve leverage and could magnify the fund's gains or losses. Although the fund seeks income that is exempt from federal income taxes, a portion of the fund’s distributions may be subject to federal, state and local taxes, including the alternative minimum tax. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

Seven years into our economic recovery, you might be wondering "where’s the proof?" The strong U.S. dollar and sluggish growth have hampered exports and manufacturing. Low oil prices are raising concerns about the energy sector. A steep sell-off in the first quarter, plus a contentious U.S. election campaign and ongoing geopolitical issues, have led many to question what lies ahead.

Our analysts see a case for continued, albeit modest, growth in the U.S. economy. Households have reduced debt and are seeing gains in real income thanks to improving labor markets and lower energy prices. Businesses remain reasonably well positioned financially, with an added boost to purchasing power from lower energy prices. Lastly, while the Federal Reserve Board has initiated the process of raising short-term interest rates, we are confident that "low and slow" will continue to be the watchwords for a while.

The later stages of an economic recovery tend to bring increased volatility and more challenges to achieving positive investment returns. We believe that active management — careful sector allocation and security selection driven by deep research — can make a difference in this environment.

In the end, it is important to remember the core reason for investing: long- term goals and a desire for growth tempered by reasonable risk management. We appreciate your trust and welcome the opportunity to put our resources, experience and expertise to work in helping you meet your goals.

Best regards,

Brian Binder President, Deutsche Funds

Please note: Deutsche Asset & Wealth Management is now two distinct businesses: Deutsche Asset Management and Deutsche Bank Wealth Management. As a result, our key service providers were renamed Deutsche AM Service Company; Deutsche AM Distributors, Inc. and Deutsche AM Trust Company, effective May 9, 2016.

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Portfolio Management Review (Unaudited)

Overview of Market and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 11 through 12 for more complete performance information.

Investment Strategy

The fund invests in a wide variety of municipal bonds. These include general obligation bonds, for which payments of principal and interest are secured by the full faith and credit of the issuer and usually supported by the issuer's taxing power. In addition, securities held may include revenue bonds, for which principal and interest are secured by revenues from tolls, rents or other fees gained from the facility that was built with the bond issue proceeds.

The fund's management team seeks to hold municipal bonds that appear to offer the best opportunity to meet the fund's objective of providing income exempt from regular federal income tax. In selecting securities, the managers typically weigh a number of factors against each other, from economic outlooks and possible interest rate movements to characteristics of specific securities, such as coupon, maturity date and call date, and changes in supply and demand within the municipal market. Although portfolio management may adjust the fund's duration (a measure of sensitivity to interest rates) over a wider range, they generally intend to keep it similar to that of the Barclays Municipal Bond Index, generally between five and nine years.

Deutsche Managed Municipal Bond Fund posted a return of 5.70% over the 12 months ended May 31, 2016, while the overall municipal bond market, as measured by the unmanaged Barclays Municipal Bond Index, delivered a total return of 5.87% for the same period. The average fund in the Morningstar Muni National Long category returned 5.83% for the 12 months.

The 12-month period ended May 31, 2016 saw the U.S. economy continue on a moderate upward trend. While corporate profits were challenged by a strong dollar, key indicators in areas such as employment and housing strengthened notably. In December of 2015, the U.S. Federal Reserve Board (the Fed) implemented a modest 25 basis point hike in its benchmark short-term rate, the first such increase in nine years. However, as the period progressed with inflation remaining in check and weak growth overseas, the Fed pushed back its timetable for further steps towards normalizing rates, helping to support sentiment for U.S. fixed income markets broadly.

"Against a backdrop of extraordinarily low global interest rates, the municipal market was the beneficiary of strong demand from yield-seeking investors."

Against a backdrop of a generally benign credit outlook and extraordinarily low global interest rates, the municipal market was the beneficiary of strong demand from yield-seeking investors. New municipal issues were heavily oversubscribed, and tax-free mutual funds experienced ongoing positive weekly inflows beginning in November of 2015.

The municipal yield curve flattened over the 12 months ended May 31, 2016, as yields declined along most of the curve. Specifically, the two-year bond yield rose from 0.62% to 0.72%, while the five-year yield fell from 1.41% to 1.09%, the 20-year fell from 2.93% to 2.25%, and the 30-year fell from 3.16% to 2.45%. (See the graph below for municipal bond yield changes from the beginning to the end of the period.) For the 12 months, municipal market credit spreads — the incremental yield offered by lower-quality issues vs. AAA-rated issues — generally tightened.

Municipal Bond Yield Curve (as of 5/31/16 and 5/31/15)

Source: Municipal Market Data, AAA-rated universe, as of 5/31/16.

Chart is for illustrative purposes only and does not represent any Deutsche AM product.

Positive and Negative Contributors to Fund Performance

With a reasonably steep yield curve as the period began, we had a tilt in the portfolio towards longer-term issues in the 20-to-30-year maturity range. This exposure was a positive contributor to relative performance, as the fund was able to earn incremental income and benefit from the decline in yields and corresponding price strength among issues on the longer end of the curve.

The fund's overall positioning with respect to credit quality was a modest contributor to performance vs. the benchmark. Specifically, during the period we maintained significant exposure to issues in the single A-quality range. In particular, our holdings of health care, transportation and airport bonds added to relative performance.

The fund has had a preference for callable issues with coupons in the 5% range, well above current rates. Such bonds are typically priced at significant premiums over par value, and are less sensitive to changes in market interest rates.  As rates remained low, issuers were able to attract investors by offering bonds with 4% coupons at lower premiums (and therefore less market protection) and higher yields. The Fund was underweight the higher-yielding 4% coupon structure vs. the index, which detracted slightly from performance during the period.

The fund used inverse floaters, whose coupon rates move in the opposite direction of short-term interest rates, adding additional income in the steep yield curve environment.

Outlook and Positioning

At the end of the period, municipal yields were at low levels by historical standards, but remained reasonably attractive relative to U.S. Treasuries. As of the end of May 2016, the 10-year municipal bond yield of 1.66% was 89.7% of the comparable-maturity U.S. Treasury bond yield before taking into account the tax advantage of municipals. The 30-year municipal yield of 2.45% was 92.4% of the comparable U.S. Treasury yield.

While the curve has continued to flatten, longer-term issues still carry a meaningful yield advantage. We continue to evaluate premium coupon issues in the 20-to-25-year range that can provide a degree of protection against rising interest rates.

Credit spreads have continued to narrow in the wake of the ongoing global search for yield. With respect to the fund's credit exposure, we view spreads for issues rated BBB as relatively tight and see valuations among bonds in the A and AA quality ranges as more attractive overall. New municipal issues have been subscribed several times over and covenants have become less favorable to investors. We continue to be highly selective as we look for opportunities to add incremental yield, while maintaining a strong focus on liquidity.

Portfolio Management Team

Ashton P. Goodfield, CFA, Managing Director

Co-Lead Portfolio Manager of the fund. Began managing the fund in 1998.

— Joined Deutsche Asset Management in 1986.

— Co-Head of Municipal Bonds.

— BA, Duke University.

Matthew J. Caggiano, CFA, Managing Director

Co-Lead Portfolio Manager of the fund. Began managing the fund in 1999.

— Joined Deutsche Asset Management in 1989.

— BS, Pennsylvania State University; MS, Boston College.

Michael J. Generazo, Director

Co-Lead Portfolio Manager of the fund. Began managing the fund in 2010.

— Joined Deutsche Asset Management in 1999.

— BS, Bryant College; MBA, Suffolk University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Barclays Municipal Bond Index is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

The Morningstar Muni National Long category consists of funds that invest in municipal bonds issued by various state and local governments to fund public projects and are free from federal taxes. These funds spread their assets across many states and sectors and focus on bond durations of seven years or more.

Duration, which is expressed in years, measures the sensitivity of the price of a bond or bond fund to a change in interest rates.

Credit quality measures a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations, such as AAA, AA and so forth. The lower the rating the higher the probability of default. Credit quality does not remove market risk and is subject to change.

The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep," this is especially true), the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.

Credit spread is the additional yield provided by municipal bonds rated AA and below vs. municipals rated AAA with comparable effective maturity.

Performance Summary May 31, 2016 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 5/31/16
Unadjusted for Sales Charge	5.70%	5.48%	4.97%
Adjusted for the Maximum Sales Charge (max 2.75% load)	2.80%	4.89%	4.68%
Barclays Municipal Bond Index†	5.87%	5.07%	4.93%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 5/31/16
Unadjusted for Sales Charge	4.88%	4.69%	4.17%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	4.88%	4.69%	4.17%
Barclays Municipal Bond Index†	5.87%	5.07%	4.93%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 5/31/16
No Sales Charges	6.03%	5.70%	5.19%
Barclays Municipal Bond Index†	5.87%	5.07%	4.93%
Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 5/31/16
No Sales Charges	5.96%	5.73%	5.23%
Barclays Municipal Bond Index†	5.87%	5.07%	4.93%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated October 1, 2015 are 0.81%, 1.61%, 0.64% and 0.58% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A portion of the Fund's distributions may be subject to federal, state and local taxes and the alternative minimum tax.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
■ Deutsche Managed Municipal Bond Fund — Class A ■ Barclays Municipal Bond Index†

Yearly periods ended May 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

† The Barclays Municipal Bond Index is an unmanaged, market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.

	Class A	Class C	Class S	Institutional Class
Net Asset Value
5/31/16	$ 9.42	$ 9.42	$ 9.44	$ 9.42
5/31/15	$ 9.25	$ 9.25	$ 9.26	$ 9.25
Distribution Information as of 5/31/16
Income Dividends, Twelve Months	$ .35	$ .27	$ .37	$ .37
May Income Dividend	$ .0276	$ .0214	$ .0292	$ .0295
Capital Gain Distributions, Twelve Months	$ .002	$ .002	$ .002	$ .002
SEC 30-day Yield‡‡	1.15%	.40%	1.37%	1.41%
Tax Equivalent Yield‡‡	2.03%	.71%	2.42%	2.49%
Current Annualized Distribution Rate‡‡	3.52%	2.73%	3.71%	3.76%

‡‡ The SEC yield is net investment income per share earned over the month ended May 31, 2016, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 1.35% for Class S shares had certain expenses not been reduced. Tax equivalent yield is based on the Fund's yield and a marginal federal income tax rate of 43.40%. Current annualized distribution rate is the latest monthly dividend shown as a percentage of net asset value on May 31, 2016. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 3.69% for Class S shares had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Investment Portfolio as of May 31, 2016

	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 97.5%
Alaska 0.2%
Alaska, State Industrial Development & Export Authority Revenue, Providence Health Services, Series A, 5.5%, 10/1/2041	11,000,000	12,715,010
Arizona 1.4%
Arizona, Salt Verde Financial Corp., Gas Revenue:
5.0%, 12/1/2032, GTY: Citigroup, Inc.	1,600,000	1,962,336
5.0%, 12/1/2037, GTY: Citigroup, Inc.	8,405,000	10,518,185
Arizona, State Health Facilities Authority Revenue, Banner Health System, Series D, 5.375%, 1/1/2032	12,000,000	12,804,840
Maricopa County, AZ, Industrial Development Authority, Senior Living Facilities Revenue, Christian Care Apartments, Series A, 0.4%**, 9/15/2035, LIQ: Fannie Mae	725,000	725,000
Phoenix, AZ, Civic Improvement Corp., Airport Revenue:
Series A, 5.0%, 7/1/2040	22,775,000	25,650,799
Series A, 5.25%, 7/1/2033	20,885,000	23,572,900
		75,234,060
California 16.8%
Banning, CA, Water & Sewer Revenue, 1989 Water System Improvement Project, ETM, 8.0%, 1/1/2019, INS: AMBAC	285,000	308,609
Banning, CA, Water & Sewer Revenue, Water System Reference & Improvement Project, ETM, 8.0%, 1/1/2019, INS: AMBAC	165,000	182,026
Big Bear Lake, CA, Industrial Revenue, Southwest Gas Corp. Project, Series A, AMT, 0.4%**, 12/1/2028, LOC: Wells Fargo Bank NA	2,300,000	2,300,000
California, Bay Area Toll Authority, Toll Bridge Revenue, San Francisco Bay Area, Series F-1, Prerefunded, 5.625%, 4/1/2044	11,500,000	13,006,155
California, Educational Facilities Authority Revenue, University of Southern California, Series A, 5.0%, 10/1/2038	6,925,000	7,591,739
California, Golden State Tobacco Securitization Corp., Tobacco Settlement Revenue, Series A, 5.0%, 6/1/2040	11,765,000	13,965,879
California, Health Facilities Financing Authority Revenue, Adventist Health System, Series A, 5.75%, 9/1/2039	5,000,000	5,694,800
California, Health Facilities Financing Authority Revenue, Catholic Healthcare West:
Series A, 6.0%, 7/1/2034	10,000,000	11,478,100
Series A, 6.0%, 7/1/2039	7,500,000	8,576,625
California, M-S-R Energy Authority, Series B, 7.0%, 11/1/2034, GTY: Citigroup, Inc.	15,315,000	22,978,320
California, State General Obligation:
5.0%, 2/1/2032	35,000,000	41,338,150
Prerefunded, 5.0%, 9/1/2032	10,000,000	10,112,600
5.0%, 2/1/2033	8,000,000	9,429,760
5.0%, 8/1/2034	11,790,000	14,417,991
5.0%, 8/1/2035	13,210,000	16,093,479
5.0%, 2/1/2043	20,000,000	23,562,800
5.0%, 5/1/2044	11,200,000	13,368,096
5.25%, 4/1/2035	15,340,000	18,560,326
6.0%, 4/1/2038	22,915,000	26,169,847
6.25%, 11/1/2034	20,655,000	24,364,638
California, State General Obligation, Various Purposes:
5.0%, 6/1/2023, INS: AGMC	25,000,000	26,084,500
5.25%, 9/1/2026	18,765,000	22,577,860
5.25%, 9/1/2030	5,000,000	5,973,800
5.25%, 10/1/2032	25,000,000	29,872,500
6.0%, 11/1/2039	50,000,000	58,542,000
6.5%, 4/1/2033	58,440,000	67,645,469
California, State Health Facilities Financing Authority Revenue, Children's Hospital, Series B, 0.39%**, 11/1/2038, GTY: Children's Healthcare of California, LOC: U.S. Bank NA	1,350,000	1,350,000
California, State Health Facilities Financing Authority Revenue, Sutter Health Obligated Group, Series A, 5.0%, 8/15/2043	10,000,000	11,827,400
California, State Housing Finance Agency Revenue, Series A, 0.38%**, 8/1/2040, LOC: JPMorgan Chase Bank NA	2,270,000	2,270,000
California, State Public Works Board, Lease Revenue, Series A, 5.0%, 9/1/2039	25,000,000	29,837,750
California, State Public Works Board, Lease Revenue, Capital Projects, Series I-1, 6.375%, 11/1/2034	10,000,000	11,945,600
California, State Public Works Board, Lease Revenue, Department of General Services, Buildings 8 & 9, Series A, 6.125%, 4/1/2029	2,000,000	2,299,880
California, State University Revenue:
Series A, 5.0%, 11/1/2038	7,410,000	9,023,898
Series A, Prerefunded, 5.25%, 11/1/2038	10,000,000	11,270,500
California, Statewide Communities Development Authority Revenue, Kaiser Permanente, Kaiser Foundation, Series A, 5.0%, 4/1/2042	5,295,000	6,113,289
California, Statewide Communities Development Authority Revenue, Loma Linda University Medical Center:
Series A, 144A, 5.0%, 12/1/2041	7,000,000	7,804,440
Series A, 144A, 5.0%, 12/1/2046	3,500,000	3,889,795
East Bay, CA, Municipal Utility District, Wastewater Systems Revenue, Series A, Prerefunded, 5.0%, 6/1/2037, INS: AMBAC	13,085,000	13,664,927
Foothill, CA, Eastern Corridor Agency, Toll Road Revenue, Series A, ETM, Zero Coupon, 1/1/2017	5,000,000	4,982,700
Los Angeles, CA, Community College District, Election of 2008, Series C, 5.25%, 8/1/2039	12,000,000	13,989,600
Los Angeles, CA, Department of Airports Revenue:
Series A, AMT, 5.0%, 5/15/2042 (a)	4,220,000	4,993,526
Series A, 5.25%, 5/15/2039	5,000,000	5,598,600
Los Angeles, CA, Department of Airports Revenue, Los Angeles International Airport, Series A, 5.0%, 5/15/2040	25,000,000	28,428,750
Los Angeles, CA, Municipal Improvement Corp., Lease Revenue, Real Property:
Series B, 5.0%, 11/1/2031 (a)	21,820,000	27,295,075
Series B, 5.0%, 11/1/2032 (a)	29,295,000	36,461,143
Orange County, CA, Airport Revenue:
Series A, 5.25%, 7/1/2039	16,000,000	17,839,680
Series B, 5.25%, 7/1/2039	12,000,000	13,379,760
Rancho, CA, Water District Community Facilities District No. 89-5, Special Tax, 0.38%**, 9/1/2028, LOC: Wells Fargo Bank NA	1,280,000	1,280,000
Sacramento, CA, Municipal Utility District, Electric Revenue:
Series U, 5.0%, 8/15/2026, INS: AGMC	10,455,000	11,403,373
Series U, 5.0%, 8/15/2028, INS: AGMC	8,175,000	8,905,191
Sacramento, CA, Suburban Water District, Certificates of Participation, Series A, 0.39%**, 11/1/2034, LOC: Sumitomo Mitsui Banking	1,500,000	1,500,000
San Diego County, CA, Regional Airport Authority Revenue:
Series A, 5.0%, 7/1/2034	7,000,000	7,937,090
Series B, AMT, 5.0%, 7/1/2043	12,500,000	14,118,375
San Diego, CA, Community College District General Obligation, Election of 2002, 5.25%, 8/1/2033	5,000,000	5,680,150
San Diego, CA, Community College District, Election of 2006, 5.0%, 8/1/2036	6,100,000	7,109,062
San Francisco City & County, CA, Redevelopment Agency, Series C, AMT, 0.41%**, 6/15/2034, LIQ: Fannie Mae	4,900,000	4,900,000
San Francisco, CA, City & County Airports Commission, International Airport Revenue:
Series F, 5.0%, 5/1/2035	27,500,000	31,151,725
Series A, AMT, 5.0%, 5/1/2040	14,000,000	16,044,700
Series E, 6.0%, 5/1/2039	35,000,000	40,196,450
San Francisco, CA, City & County Certificates of Participation, Multiple Capital Improvement Projects, Series A, 5.25%, 4/1/2031	7,860,000	8,765,629
University of California, State Revenues, Series AL-1, 0.37%**, 5/15/2048	5,650,000	5,650,000
Walnut, CA, Energy Center Authority Revenue, Series A, 5.0%, 1/1/2040	10,000,000	11,197,900
		934,302,027
Colorado 4.5%
Colorado, E-470 Public Highway Authority Revenue, Series B, Zero Coupon, 9/1/2016, INS: NATL	5,000,000	4,987,150
Colorado, Public Energy Authority, Natural Gas Purchase Revenue, 6.5%, 11/15/2038, GTY: Merrill Lynch & Co., Inc.	30,000,000	42,851,700
Colorado, State Building Excellent Schools Today, Certificates of Participation, Series G, 5.0%, 3/15/2032	8,630,000	9,940,207
Colorado, State Health Facilities Authority Revenue, School Health Systems, Series A, 5.5%, 1/1/2035	16,250,000	19,748,463
Colorado, Transportation/Tolls Revenue:
Series B, Zero Coupon, 9/1/2017, INS: NATL	8,000,000	7,868,640
Series B, Zero Coupon, 9/1/2018, INS: NATL	20,560,000	19,798,252
Series B, Zero Coupon, 9/1/2019, INS: NATL	36,500,000	34,418,040
Series B, Zero Coupon, 9/1/2020, INS: NATL	7,000,000	6,446,230
Denver City & County, CO, Airport Revenue:
Series A, AMT, 5.5%, 11/15/2028	15,000,000	17,970,150
Series A, AMT, 5.5%, 11/15/2029	14,705,000	17,572,622
Series A, AMT, 5.5%, 11/15/2030	15,080,000	17,984,106
Series A, AMT, 5.5%, 11/15/2031	5,000,000	5,950,800
University of Colorado, Enterprise Revenue, 5.25%, 6/1/2036	11,500,000	13,762,970
University of Colorado, Hospital Authority Revenue, Series A, 5.0%, 11/15/2042	26,010,000	30,132,845
		249,432,175
Connecticut 1.0%
Connecticut, Harbor Point Infrastructure Improvement District, Special Obligation Revenue, Harbor Point Project, Series A, 7.875%, 4/1/2039	13,000,000	15,362,360
Connecticut, State Health & Educational Facilities Authority Revenue, Hartford Healthcare, Series A, 5.0%, 7/1/2041	20,000,000	22,155,800
Connecticut, State Health & Educational Facilities Authority Revenue, Stamford Hospital, Series J, 5.125%, 7/1/2035	18,000,000	20,213,100
		57,731,260
District of Columbia 1.4%
District of Columbia, General Obligation:
Series A, 5.0%, 6/1/2032	9,000,000	11,047,410
Series A, 5.0%, 6/1/2033	7,500,000	9,171,900
District of Columbia, Income Tax Secured Revenue, Series G, 5.0%, 12/1/2036	27,475,000	32,258,397
District of Columbia, National Public Radio Revenue, Series A, Prerefunded, 5.0%, 4/1/2035	5,000,000	5,747,200
District of Columbia, Water & Sewer Revenue, Public Utility Revenue, 5.5%, 10/1/2023, INS: AGMC	5,000,000	6,083,700
Metropolitan Washington, DC, Airports Authority System Revenue:
Series A, AMT, 5.0%, 10/1/2030	7,750,000	9,187,857
Series A, AMT, 5.0%, 10/1/2044	3,890,000	4,465,915
		77,962,379
Florida 6.6%
Broward County, FL, Airport Systems Revenue, Series Q-1, 5.0%, 10/1/2037	39,000,000	45,396,780
Clearwater, FL, Water & Sewer Revenue, Series A, 5.25%, 12/1/2039	2,000,000	2,248,180
Florida, Halifax Hospital Medical Center, 5.0%, 6/1/2036	2,110,000	2,489,251
Florida, Jacksonville Electric Authority, Water & Sewer Revenue, Series A, 5.0%, 10/1/2032	5,000,000	5,802,800
Florida, Village Center Community Development District, Utility Revenue, ETM, 6.0%, 11/1/2018, INS: FGIC	790,000	844,960
Fort Pierce, FL, Utilities Authority Revenue, Series B, Zero Coupon, 10/1/2018, INS: AMBAC	2,000,000	1,922,100
Hillsborough County, FL, Aviation Authority Revenue, Tampa International Airport, Series A, AMT, 5.0%, 10/1/2040	10,000,000	11,440,800
Hillsborough County, FL, Industrial Development Authority Revenue, University Community Hospital, ETM, 6.5%, 8/15/2019, INS: NATL	825,000	902,187
Lee County, FL, Airport Revenue, Series A, AMT, 5.375%, 10/1/2032	1,750,000	2,015,335
Marco Island, FL, Utility Systems Revenue:
Series A, 5.0%, 10/1/2034	1,000,000	1,141,540
Series A, 5.0%, 10/1/2040	1,000,000	1,142,440
Melbourne, FL, Water & Sewer Revenue, ETM, Zero Coupon, 10/1/2016, INS: FGIC	1,350,000	1,347,570
Miami-Dade County, FL, Aviation Revenue:
Series A, AMT, 5.0%, 10/1/2031	3,495,000	4,037,319
Series B, 5.0%, 10/1/2035, INS: AGMC	15,000,000	17,028,750
Series A, 5.5%, 10/1/2041	30,000,000	33,704,400
Miami-Dade County, FL, Aviation Revenue, Miami International Airport:
Series C, AMT, 5.25%, 10/1/2022, INS: AGMC	20,000,000	21,068,600
Series A-1, 5.375%, 10/1/2035	1,000,000	1,150,840
Series A-1, 5.375%, 10/1/2041	19,290,000	22,060,816
Miami-Dade County, FL, Double Barreled Aviation, 5.0%, 7/1/2041	6,700,000	7,605,438
Miami-Dade County, FL, Expressway Authority, Toll Systems Revenue, Series A, 5.0%, 7/1/2044	7,500,000	8,610,000
Miami-Dade County, FL, Transit Sales Surtax Revenue, 5.0%, 7/1/2037	16,500,000	19,280,910
Miami-Dade County, FL, Water & Sewer Systems Revenue, 5.0%, 10/1/2034	17,800,000	20,391,858
North Brevard County, FL, Hospital District Revenue, Parrish Medical Center Project:
5.75%, 10/1/2043	2,880,000	3,143,923
Prerefunded, 5.75%, 10/1/2043	7,120,000	7,933,887
Orange County, FL, Health Facilities Authority Revenue:
Series 2006-A, 6.25%, 10/1/2016, INS: NATL	345,000	351,697
Series 2006-A, ETM, 6.25%, 10/1/2016, INS: NATL	70,000	71,246
Orange County, FL, Health Facilities Authority Revenue, Orlando Health, Inc.:
Series A, 5.0%, 10/1/2035	2,280,000	2,755,745
Series A, 5.0%, 10/1/2036	4,135,000	4,977,093
Orange County, FL, Health Facilities Authority Revenue, Orlando Regional Healthcare:
Series B, 5.25%, 12/1/2029, INS: AGMC	3,820,000	4,177,055
Series B, Prerefunded, 5.25%, 12/1/2029, INS: AGMC	2,680,000	2,966,653
Orange County, FL, Health Facilities Authority Revenue, Orlando Regional Healthcare System:
Series A, 6.25%, 10/1/2018, INS: NATL	500,000	544,640
Series C, 6.25%, 10/1/2021, INS: NATL	6,000,000	6,835,800
Orange County, FL, Health Facilities Authority, Orlando Regional Facilities, Series A, ETM, 6.25%, 10/1/2016, INS: NATL	1,000,000	1,017,390
Orange County, FL, School Board, Certificates of Participation, Series C, 5.0%, 8/1/2033	16,610,000	20,068,202
Orlando & Orange County, FL, Expressway Authority Revenue:
Series C, 5.0%, 7/1/2035	16,215,000	18,310,302
Series A, 5.0%, 7/1/2040	11,895,000	13,422,080
Port St. Lucie, FL, Utility System Revenue:
5.0%, 9/1/2035, INS: AGC	2,600,000	2,821,052
5.25%, 9/1/2035, INS: AGC	3,000,000	3,273,780
Sunrise, FL, Water & Sewer Revenue, Utility Systems, ETM, 5.5%, 10/1/2018, INS: AMBAC	10,355,000	11,002,188
Tallahassee, FL, Energy System Revenue, 5.5%, 10/1/2016, INS: AMBAC	1,005,000	1,021,532
Tallahassee, FL, Health Facilities Revenue, Memorial Healthcare, Inc. Project, Series A, 5.0%, 12/1/2055	2,985,000	3,402,482
Tampa, FL, Sports Authority Revenue, Sales Tax-Tampa Bay Arena Project, 5.75%, 10/1/2020, INS: NATL	1,895,000	2,064,205
Tampa-Hillsborough County, FL, Expressway Authority, Series A, 5.0%, 7/1/2037	24,430,000	28,049,549
		369,843,375
Georgia 5.1%
Atlanta, GA, Airport Revenue:
Series A, 5.0%, 1/1/2035	2,470,000	2,770,476
Series B, 5.0%, 1/1/2037	720,000	834,797
Atlanta, GA, Metropolitan Rapid Transit Authority, Sales Tax Revenue, 5.0%, 7/1/2039	5,000,000	5,572,650
Atlanta, GA, Water & Sewer Revenue, Series A, 5.5%, 11/1/2019, INS: NATL	13,000,000	14,983,670
Atlanta, GA, Water & Wastewater Revenue:
Series B, 5.25%, 11/1/2028	5,000,000	6,175,600
Series B, 5.375%, 11/1/2039, INS: AGMC	40,000,000	45,083,200
Burke County, GA, Development Authority Pollution Control Revenue, Oglethorpe Power Corp. Vogtle Project:
Series A, 5.3%, 1/1/2033, INS: AGMC	10,000,000	10,647,200
Series B, 5.5%, 1/1/2033	4,000,000	4,251,320
De Kalb County, GA, Water & Sewer Revenue:
Series A, 5.25%, 10/1/2032	2,180,000	2,571,724
Series A, 5.25%, 10/1/2033	3,635,000	4,288,173
Series A, 5.25%, 10/1/2036	11,115,000	13,130,928
Series A, 5.25%, 10/1/2041	29,000,000	34,162,290
Gainesville & Hall County, GA, Hospital Authority Revenue, Anticipation Certificates, Northeast Georgia Healthcare:
Series A, 5.375%, 2/15/2040	8,225,000	9,181,814
Series A, 5.5%, 2/15/2045	20,000,000	22,400,000
Georgia, Main Street Natural Gas, Inc., Gas Project Revenue:
Series A, 5.0%, 3/15/2019, GTY: JPMorgan Chase & Co.	17,440,000	19,080,755
Series B, 5.0%, 3/15/2019, GTY: Merrill Lynch & Co., Inc.	5,000,000	5,428,900
Series A, 5.0%, 3/15/2020, GTY: JPMorgan Chase & Co.	2,700,000	3,022,380
Series B, 5.0%, 3/15/2020, GTY: Merrill Lynch & Co., Inc.	5,000,000	5,550,350
Series A, 5.0%, 3/15/2022, GTY: JPMorgan Chase & Co.	17,340,000	20,128,619
Series A, 5.5%, 9/15/2023, GTY: Merrill Lynch & Co., Inc.	5,000,000	6,049,200
Series A, 5.5%, 9/15/2024, GTY: Merrill Lynch & Co., Inc.	4,635,000	5,677,782
Series A, 5.5%, 9/15/2027, GTY: Merrill Lynch & Co., Inc.	5,000,000	6,320,850
Series A, 5.5%, 9/15/2028, GTY: Merrill Lynch & Co., Inc.	5,000,000	6,359,400
Georgia, Medical Center Hospital Authority Revenue, Anticipation Certificates, Columbus Regional Healthcare Systems, 6.5%, 8/1/2038, INS: AGC	18,700,000	20,668,549
Georgia, Municipal Electric Authority Power Revenue, Series W, 6.6%, 1/1/2018, INS: NATL	2,430,000	2,520,177
Georgia, Municipal Electric Authority Revenue, Project One, Series A, 5.0%, 1/1/2035	2,995,000	3,552,310
Georgia, State Municipal Electric Authority, Series GG, 5.0%, 1/1/2039	5,695,000	6,557,906
		286,971,020
Hawaii 0.9%
Hawaii, State Airports Systems Revenue:
Series A, 5.0%, 7/1/2039	16,800,000	18,928,392
Series A, AMT, 5.0%, 7/1/2041	8,930,000	10,309,864
Hawaii, State Department of Budget & Finance, Special Purpose Revenue, Hawaiian Electric Co., Inc., 6.5%, 7/1/2039	6,000,000	6,829,200
Honolulu City & County, HI, Wastewater Systems Revenue, Series A, 5.25%, 7/1/2036	10,285,000	11,995,807
		48,063,263
Idaho 0.2%
Idaho, Health Facilities Authority Revenue, St. Luke's Regional Medical Center, 6.75%, 11/1/2037	10,060,000	11,313,878
Illinois 5.9%
Chicago, IL, Airport Revenue, O'Hare International Airport, Third Lien:
Series A, 5.75%, 1/1/2039	13,650,000	15,926,547
Series B, 6.0%, 1/1/2041	25,000,000	29,769,000
Chicago, IL, Core City General Obligation, Zero Coupon, 1/1/2017, INS: NATL	20,000,000	19,673,200
Chicago, IL, O'Hare International Airport Revenue:
Series A, AMT, 5.0%, 1/1/2034	7,000,000	8,069,530
Series C, 6.5%, 1/1/2041	26,700,000	32,380,158
Chicago, IL, Water & Sewer Revenue, Zero Coupon, 11/1/2018, INS: AMBAC	5,165,000	4,961,706
Chicago, IL, Water Revenue, 5.0%, 11/1/2023, INS: AGMC	10,000,000	10,717,600
Cook County, IL, Forest Preservation District, Series C, 5.0%, 12/15/2037	3,155,000	3,495,614
Illinois, Finance Authority Revenue, Advocate Health Care Network:
Series A, 5.5%, 4/1/2044	2,905,000	3,197,998
Series A, Prerefunded, 5.5%, 4/1/2044	2,595,000	2,926,226
Series D, Prerefunded, 6.5%, 11/1/2038	4,085,000	4,638,150
Illinois, Finance Authority Revenue, Elmhurst Memorial Healthcare, Series A, 5.625%, 1/1/2037	8,000,000	8,492,880
Illinois, Finance Authority Revenue, Memorial Health Systems:
5.5%, 4/1/2034	12,100,000	13,334,442
5.5%, 4/1/2039	4,800,000	5,260,368
Illinois, Finance Authority Revenue, Northwest Community Hospital, Series A, Prerefunded, 5.5%, 7/1/2038	22,990,000	24,755,632
Illinois, Metropolitan Pier & Exposition Authority, Dedicated State Tax Revenue, McCormick Place Expansion:
Series A, Zero Coupon, 6/15/2016, INS: NATL	6,050,000	6,048,003
Series A, ETM, Zero Coupon, 6/15/2016, INS: FGIC, NATL	2,965,000	2,964,496
Series A, ETM, Zero Coupon, 6/15/2016, INS: NATL	985,000	984,833
Illinois, Metropolitan Pier & Exposition Authority, Special Assessment Revenue, Series A, Zero Coupon, 12/15/2018, INS: NATL	6,660,000	6,354,772
Illinois, Municipal Electric Agency Power Supply:
Series A, Prerefunded, 5.25%, 2/1/2023, INS: NATL	3,500,000	3,608,815
Series A, Prerefunded, 5.25%, 2/1/2024, INS: NATL	2,500,000	2,577,725
Illinois, Railsplitter Tobacco Settlement Authority, 6.0%, 6/1/2028	17,315,000	20,643,462
Illinois, Regional Transportation Authority:
Series B, 5.75%, 6/1/2033, INS: NATL	7,000,000	9,389,520
Series A, 6.7%, 11/1/2021, INS: NATL	17,435,000	20,095,058
Illinois, Sales & Special Tax Revenue, 6.25%, 12/15/2020, INS: AMBAC	4,350,000	4,732,321
Illinois, State Development Finance Authority Revenue, Chicago Symphony Project, 0.39%**, 12/1/2033, LOC: PNC Bank NA	9,700,000	9,700,000
Illinois, State Finance Authority Revenue, Advocate Health Care Network:
Series B, 5.375%, 4/1/2044	2,910,000	3,185,897
Series B, Prerefunded, 5.375%, 4/1/2044	2,590,000	2,911,549
Illinois, State Finance Authority Revenue, Ascension Health Credit Group, Series A, 5.0%, 11/15/2032	2,435,000	2,824,405
Illinois, State Finance Authority Revenue, OSF Healthcare Systems, Series A, 5.0%, 5/15/2041	13,155,000	14,674,929
Illinois, State Finance Authority Revenue, University of Chicago, Series A, 5.0%, 10/1/2038	12,000,000	13,949,640
Lake Cook Kane & McHenry Counties, IL, School District General Obligation, 6.3%, 12/1/2017, INS: AGMC	1,885,000	2,038,420
Springfield, IL, Electric Revenue, Senior Lien, 5.0%, 3/1/2040, INS: AGMC	5,805,000	6,721,435
Springfield, IL, Water Revenue, 5.0%, 3/1/2037	5,000,000	5,828,700
		326,833,031
Indiana 1.0%
Indiana, Finance Authority Hospital Revenue, Deaconess Hospital Obligation, Series A, Prerefunded, 6.75%, 3/1/2039	5,230,000	6,054,196
Indiana, Hospital & Healthcare Revenue, Health Facilities Financing Authority:
ETM, 6.0%, 7/1/2016, INS: NATL	1,935,000	1,943,339
ETM, 6.0%, 7/1/2017, INS: NATL	2,050,000	2,159,912
ETM, 6.0%, 7/1/2018, INS: NATL	2,175,000	2,390,809
Indiana, State Finance Authority Revenue, Community Foundation of Northwest Indiana, 5.0%, 3/1/2041	17,395,000	19,223,910
Indiana, State Finance Authority Revenue, Stadium Project, Series A, 5.25%, 2/1/2031	2,595,000	3,202,619
Indiana, State Finance Authority, Wastewater Utility Revenue, First Lien, Series A, 5.25%, 10/1/2038	8,000,000	9,450,960
St. Joseph County, IN, Educational Facilities Revenue, Notre Dame du Lac Project, 5.0%, 3/1/2036	10,000,000	10,710,200
		55,135,945
Kansas 0.5%
Kansas, Pollution Control Revenue, Development Financing Authority, Series II, ETM, 5.5%, 11/1/2017	1,000,000	1,068,000
Kansas, State Development Finance Authority Hospital Revenue, Adventist Health System:
Series A, 5.0%, 11/15/2032	13,000,000	15,323,230
Series A, 5.0%, 11/15/2034	4,965,000	5,824,739
Wichita, KS, Hospital Revenue, Facilities Improvement, Series III-A, Prerefunded, 5.0%, 11/15/2034	3,590,000	4,076,194
		26,292,163
Kentucky 0.6%
Kentucky, Economic Development Finance Authority, Hospital Facilities Revenue, Owensboro Medical Health Systems, Series A, 6.5%, 3/1/2045	11,000,000	12,730,850
Kentucky, Economic Development Finance Authority, Louisville Arena Project Revenue, Series A-1, 6.0%, 12/1/2038, INS: AGC	4,500,000	4,848,885
Louisville & Jefferson County, KY, Metropolitan Government Health Systems Revenue, Norton Healthcare, Inc.:
Series A, 0.41%**, 10/1/2039, LOC: JPMorgan Chase Bank NA	3,400,000	3,400,000
5.0%, 10/1/2030	15,000,000	15,168,150
		36,147,885
Louisiana 0.3%
East Baton Rouge, LA, Sewer Commission Revenue, Series A, Prerefunded, 5.25%, 2/1/2039	10,000,000	11,135,500
Louisiana, Public Facilities Authority, Hospital Revenue, Lafayette General Medical Center, 5.5%, 11/1/2040	5,000,000	5,475,000
Louisiana, St. John Baptist Parish Revenue, Marathon Oil Corp., Series A, 5.125%, 6/1/2037	450,000	461,430
		17,071,930
Maine 0.2%
Maine, Health & Higher Educational Facilities Authority Revenue, Series A, 5.0%, 7/1/2040	9,650,000	10,872,559
Maryland 0.9%
Baltimore, MD, Project Revenue, Waste Water Projects, Series A, 5.0%, 7/1/2038	11,000,000	12,988,690
Maryland, State Health & Higher Educational Facilities Authority Revenue, Anne Arundel Health Systems, Series A, Prerefunded, 6.75%, 7/1/2039	3,400,000	4,001,766
Maryland, State Stadium Authority Revenue, Baltimore City Public Schools:
5.0%, 5/1/2035	5,000,000	6,136,150
5.0%, 5/1/2036	5,015,000	6,129,784
5.0%, 5/1/2041	16,000,000	19,321,760
		48,578,150
Massachusetts 4.5%
Massachusetts, State College Building Authority Revenue:
Series B, 5.0%, 5/1/2037	4,500,000	5,271,615
Series B, 5.0%, 5/1/2043	4,125,000	4,814,741
Massachusetts, State Department of Transportation, Metropolitan Highway Systems Revenue, Series B, 5.0%, 1/1/2032	28,800,000	32,540,256
Massachusetts, State Development Finance Agency Revenue, Linden Ponds, Inc. Facility:
Series B, 11/15/2056*	314,524	1,787
Series A-2, 5.5%, 11/15/2046	63,235	58,544
Series A-1, 6.25%, 11/15/2031	1,182,967	1,194,856
Massachusetts, State Development Finance Agency Revenue, Partners Healthcare System, Inc., Series L, 5.0%, 7/1/2036	13,680,000	15,869,347
Massachusetts, State Development Finance Agency Revenue, South Shore Hospital, Series I, 5.0%, 7/1/2041	1,825,000	2,141,382
Massachusetts, State Development Finance Agency Revenue, UMass Memorial Healthcare, Series I, 5.0%, 7/1/2036	1,000,000	1,174,310
Massachusetts, State General Obligation:
Series E, 4.0%, 9/1/2039	27,250,000	30,061,110
Series E, 4.0%, 9/1/2042	20,000,000	21,977,400
Series A, 5.0%, 7/1/2036	22,630,000	27,571,034
Series A, 5.0%, 3/1/2041	15,000,000	17,847,600
Massachusetts, State Health & Educational Facilities Authority Revenue, Massachusetts Institute of Technology, Series K, 5.5%, 7/1/2022	9,000,000	11,263,860
Massachusetts, State Health & Educational Facilities Authority Revenue, Museum of Fine Arts, 0.33%**, 12/1/2037, SPA: Wells Fargo Bank NA	1,500,000	1,500,000
Massachusetts, State Health & Educational Facilities Authority Revenue, Suffolk University, Series A, 5.75%, 7/1/2039	14,285,000	15,926,632
Massachusetts, State School Building Authority, Sales Tax Revenue, Series B, 5.25%, 10/15/2035	12,000,000	14,223,480
Massachusetts, State Water Resource Authority:
Series B, 5.0%, 8/1/2041	5,500,000	6,389,075
Series J, 5.5%, 8/1/2021, INS: AGMC	5,685,000	6,916,598
Massachusetts, State Water Resources Authority, Green Bond, Series C, 4.0%, 8/1/2036	10,000,000	11,243,400
Massachusetts, Water & Sewer Revenue, Water Authority, Series J, 5.5%, 8/1/2020, INS: AGMC	14,315,000	16,911,455
Massachusetts, Water & Sewer Revenue, Water Resource Authority, Series A, ETM, 6.5%, 7/15/2019 (b)	7,910,000	8,477,701
		253,376,183
Michigan 1.5%
Michigan, State Building Authority Revenue, Facilities Program:
Series I, 5.0%, 4/15/2038	14,675,000	17,412,915
Series H, 5.125%, 10/15/2033	9,755,000	10,873,606
Series I, 6.0%, 10/15/2038	3,545,000	3,950,831
Series I, Prerefunded, 6.0%, 10/15/2038	5,455,000	6,116,091
Michigan, State Finance Authority Revenue, Trinity Health Corp., 5.0%, 12/1/2035	4,335,000	5,016,419
Michigan, State Grant Anticipation Bonds, 5.25%, 9/15/2023, INS: AGMC	7,500,000	7,927,275
Michigan, State Hospital Finance Authority Revenue, MidMichigan Health Obligation Group, Series A, Prerefunded, 6.125%, 6/1/2039	4,000,000	4,609,320
Michigan, State Hospital Finance Authority Revenue, Trinity Health Credit:
Series A-1, 6.5%, 12/1/2033	335,000	377,669
Series A-1, Prerefunded, 6.5%, 12/1/2033	9,665,000	11,009,965
Royal Oak, MI, Hospital Finance Authority Revenue, William Beaumont Hospital, Prerefunded, 8.25%, 9/1/2039	7,200,000	8,392,680
Wayne County, MI, Airport Authority Revenue, Detroit Metropolitan Airport, Series A, 5.0%, 12/1/2037	9,255,000	10,369,765
		86,056,536
Minnesota 0.3%
Minneapolis, MN, Health Care Systems Revenue, Fairview Health Services, Series A, Prerefunded, 6.75%, 11/15/2032	6,440,000	7,359,696
University of Minnesota, Higher Education Revenue:
Series A, ETM, 5.75%, 7/1/2017	3,240,000	3,416,807
Series A, ETM, 5.75%, 7/1/2018 (b)	6,760,000	7,453,644
		18,230,147
Mississippi 0.5%
Mississippi, Development Bank Special Obligation, Department of Corrections, Series C, 5.25%, 8/1/2027	13,890,000	15,835,433
Warren County, MS, Gulf Opportunity Zone, International Paper Co.:
Series A, 5.5%, 9/1/2031	5,000,000	5,253,650
Series A, 6.5%, 9/1/2032	7,420,000	8,280,720
		29,369,803
Missouri 0.6%
Cape Girardeau County, MO, Industrial Development Authority, Health Care Facilities Revenue, St. Francis Medical Center, Series A, 5.75%, 6/1/2039	2,150,000	2,399,615
Cape Girardeau County, MO, Industrial Development Authority, St. Francis Medical Center, Series A, 5.0%, 6/1/2033	11,075,000	12,447,857
Missouri, State Health & Educational Facilities Authority Revenue, Lutheran Senior Services, Series C, 5.0%, 2/1/2042	8,240,000	8,328,827
Missouri, State Health & Educational Facilities Authority Revenue, Medical Research, Lutheran Senior Services, Series A, 5.0%, 2/1/2046	735,000	834,732
St. Louis, MO, Industrial Development Authority Revenue, Convention Center Hotel, Zero Coupon, 7/15/2016, INS: AMBAC	6,895,000	6,883,003
		30,894,034
Nebraska 0.1%
Omaha, NE, Public Power District Electric Revenue:
Series A, Prerefunded, 5.5%, 2/1/2033	1,000,000	1,078,660
Series A, Prerefunded, 5.5%, 2/1/2035	1,000,000	1,078,660
Series A, Prerefunded, 5.5%, 2/1/2039	1,000,000	1,078,660
		3,235,980
Nevada 0.1%
Clark County, NV, Airport Revenue:
Series D-2B, 0.39%**, 7/1/2040, LOC: Royal Bank of Canada	2,500,000	2,500,000
Series B, 5.125%, 7/1/2036	5,000,000	5,603,950
		8,103,950
New Hampshire 0.2%
New Hampshire, Health & Education Facilities Authority Revenue, Wentworth-Douglas Hospital, Series A, 6.5%, 1/1/2031	10,000,000	11,766,800
New Jersey 1.7%
New Jersey, Economic Development Authority Revenue, Motor Vehicle Surplus Revenue:
Series A, 5.0%, 7/1/2022, INS: NATL	7,140,000	7,219,397
Series A, 5.0%, 7/1/2023, INS: NATL	8,845,000	8,943,356
New Jersey, State Economic Development Authority Revenue, 5.0%, 6/15/2028	1,050,000	1,148,963
New Jersey, State Economic Development Authority Revenue, Private Activity, The Goethals Bridge Replacement Project, AMT, 5.0%, 1/1/2031, INS: AGMC	4,000,000	4,635,880
New Jersey, State Housing & Mortgage Finance Agency, Multi-Family Housing Revenue, Series A, AMT, 0.42%**, 5/1/2028, LOC: Bank of America NA	3,755,000	3,755,000
New Jersey, State Transportation Trust Fund Authority, Series A, 5.75%, 6/15/2020, INS: AMBAC	11,000,000	12,273,030
New Jersey, State Transportation Trust Fund Authority, Transportation Systems:
Series A, 6.0%, 6/15/2035	6,000,000	6,884,220
Series A, 6.0%, 12/15/2038	11,075,000	12,227,132
Series A, Prerefunded, 6.0%, 12/15/2038	5,925,000	6,691,280
New Jersey, State Turnpike Authority Revenue:
Series A, 5.0%, 1/1/2035	6,025,000	6,964,960
Series E, 5.0%, 1/1/2045	15,380,000	17,958,149
Series E, 5.25%, 1/1/2040	5,250,000	5,744,183
		94,445,550
New York 11.4%
Nassau, NY, Health Care Corp. Revenue, 0.37%**, 8/1/2029, LOC: TD Bank NA	970,000	970,000
New York, Higher Education Revenue, Dormitory Authority, Series B, 5.25%, 5/15/2019, INS: FGIC	2,880,000	3,106,800
New York, Metropolitan Transportation Authority Revenue:
Series D, 5.0%, 11/15/2027, INS: AGMC	16,500,000	19,849,335
Series D, 5.0%, 11/15/2038	13,635,000	16,267,509
Series B, 5.25%, 11/15/2044	25,000,000	30,272,750
New York, Sales Tax Asset Receivable Corp., Series A, 5.0%, 10/15/2031	500,000	618,570
New York, School District General Obligation, Dormitory Authority, City University, Series A, 5.5%, 5/15/2019	1,500,000	1,647,345
New York, Senior Care Revenue, Dormitory Authority, City University, Series A, 5.25%, 5/15/2021	2,000,000	2,320,720
New York, State Agency General Obligation Lease, Urban Development Corp., 5.7%, 4/1/2020	2,955,000	3,261,256
New York, State Dormitory Authority, Personal Income Tax Revenue:
Series A, 5.0%, 2/15/2035	9,305,000	11,035,544
Series B, 5.0%, 2/15/2035	30,000,000	36,146,400
Series F, 5.0%, 2/15/2035	5,000,000	5,655,950
Series A, 5.0%, 3/15/2038 (b)	8,750,000	9,704,450
Series C, 5.0%, 3/15/2041	10,000,000	11,453,800
Series C, 5.0%, 3/15/2042	14,750,000	17,516,805
Series E, 5.0%, 2/15/2044	10,000,000	11,815,900
New York, State Housing Finance Agency Revenue, 605 West 42nd Street, Series A, 0.45%**, 5/1/2048, LOC: Bank of China	20,000,000	20,000,000
New York, State Housing Finance Agency Revenue, 625 West 57th Street, Series 2015-A-2, 0.39%**, 5/1/2049, LOC: Bank of New York Mellon	1,500,000	1,500,000
New York, State Housing Finance Agency Revenue, Dock Street Rental LLC, Series A, 0.4%**, 11/1/2046, LOC: Wells Fargo Bank NA	12,300,000	12,300,000
New York, State Housing Finance Agency, 100 Maiden Lane Properties LLC, Series A, 0.43%**, 5/15/2037, LIQ: Fannie Mae	1,650,000	1,650,000
New York, State Liberty Development Corp. Revenue, World Trade Center Port Authority Construction, 5.25%, 12/15/2043	45,000,000	53,672,850
New York, State Thruway Authority, General Revenue, Junior Indebtedness Obligated, Junior Lien, Series A, 5.0%, 1/1/2041	6,545,000	7,771,991
New York, State Thruway Authority, Second Generation Highway & Bridge Trust Funding Authority:
Series A, 5.0%, 4/1/2031	5,250,000	6,259,628
Series A, 5.0%, 4/1/2032	4,000,000	4,766,760
New York, State Transportation Development Corp., Special Facility Revenue, Laguardia Gateway Partners LLC, Redevelopment Project, Series A, AMT, 5.0%, 7/1/2041(a)	2,500,000	2,827,725
New York, Utility Debt Securitization Authority, Restructuring Revenue:
Series A, 5.0%, 12/15/2034	12,120,000	15,174,240
Series TE, 5.0%, 12/15/2034	3,200,000	3,901,216
Series TE, 5.0%, 12/15/2035	4,000,000	4,848,320
New York City, NY, Health & Hospital Corp., Health Systems, Series D, 0.42%**, 2/15/2026, LOC: JPMorgan Chase Bank NA	2,130,000	2,130,000
New York City, NY, Housing Development Corp., 1090 Franklin Avenue Associates LLC, Series A, AMT, 0.41%**, 12/1/2037, LOC: Citibank NA	1,000,000	1,000,000
New York City, NY, Housing Development Corp., Mortgage Ogden Avenue Apartments, Series II-A, AMT, 0.41%**, 3/1/2038, LOC: Freddie Mac	2,500,000	2,500,000
New York City, NY, Municipal Water Finance Authority Revenue, Series DD-3A, 0.36%**, 6/15/2043, SPA: U.S. Bank NA	1,760,000	1,760,000
New York City, NY, Municipal Water Finance Authority, Water & Sewer Revenue:
Series DD, 5.0%, 6/15/2035	12,000,000	14,335,320
Series FF-2, 5.0%, 6/15/2040	2,270,000	2,533,865
New York City, NY, Municipal Water Finance Authority, Water & Sewer Systems Revenue:
Series DD, 5.0%, 6/15/2036	6,000,000	7,216,920
Series FF, 5.0%, 6/15/2039	22,500,000	26,985,150
New York City, NY, Municipal Water Finance Authority, Water & Sewer Systems Revenue, Second General Resolution: Series CC-1, 4.0%, 6/15/2038	5,505,000	6,130,808
Series EE, 5.375%, 6/15/2043	11,250,000	13,196,925
New York City, NY, Transitional Finance Authority Revenue, Future Tax Secured:
Series B-1, 5.0%, 8/1/2035	9,295,000	11,245,928
Series E-1, 5.0%, 2/1/2037	28,685,000	34,780,849
Series D-1, 5.0%, 2/1/2038	17,655,000	20,973,787
Series A-1, 5.0%, 11/1/2038	11,560,000	13,807,264
Series D-1, 5.0%, 11/1/2038	10,000,000	11,623,700
Series E-1, 5.0%, 2/1/2039	15,000,000	18,101,850
Series I, 5.0%, 5/1/2042	8,000,000	9,435,440
New York City, NY, Transitional Finance Authority Revenue, Future Tax Secured, Fiscal 2014, Series D-3, 0.35%**, 2/1/2044, SPA: Mizuho Bank Ltd.	15,000,000	15,000,000
New York, NY, General Obligation:
Series D-1, 5.0%, 10/1/2033	25,000,000	29,342,250
Series D-1, 5.0%, 10/1/2034	5,000,000	5,868,450
Series I-1, 5.375%, 4/1/2036	5,780,000	6,498,916
Series I-1, Prerefunded, 5.375%, 4/1/2036	1,220,000	1,371,463
Port Authority of New York & New Jersey, One Hundred Eighty-Fourth:
5.0%, 9/1/2036	1,795,000	2,154,251
5.0%, 9/1/2039	4,490,000	5,336,679
Port Authority of New York & New Jersey, One Hundred Ninety-Fifth:
AMT, 5.0%, 10/1/2035	9,175,000	11,075,601
AMT, 5.0%, 4/1/2036	18,000,000	21,674,700
Port Authority of New York & New Jersey, One Hundred Ninety-Third:
AMT, 5.0%, 10/15/2033	10,435,000	12,563,636
AMT, 5.0%, 10/15/2034	5,775,000	6,942,359
AMT, 5.0%, 10/15/2035	2,865,000	3,438,860
Troy, NY, Capital Resource Corp. Revenue, Rensselaer Polytechnic Institute, Series A, 5.125%, 9/1/2040	2,000,000	2,268,780
		637,609,615
North Carolina 1.8%
Charlotte, NC, Airport Revenue, Series A, 5.5%, 7/1/2034	1,500,000	1,724,565
Charlotte-Mecklenberg, NC, Hospital Authority, Health Care System Revenue, Series A, 5.0%, 1/15/2039	28,015,000	32,282,805
North Carolina, Electric Revenue, Eastern Municipal Power Agency:
ETM, 6.0%, 1/1/2018, INS: AMBAC	8,775,000	9,497,972
Series B, ETM, 6.0%, 1/1/2022, INS: NATL	18,775,000	22,824,768
North Carolina, Medical Care Commission, Health Care Facilities Revenue, University Health System, Series D, Prerefunded, 6.25%, 12/1/2033	17,000,000	19,272,050
North Carolina, State Capital Facilities Finance Agency, Educational Facilities Revenue, Summit School, Inc. Project, 0.38%**, 6/1/2033, LOC: Branch Banking & Trust	6,165,000	6,165,000
North Carolina, State Municipal Power Agency No.1, Catawba Electric Revenue:
Series A, 5.0%, 1/1/2030	1,560,000	1,710,743
Series A, Prerefunded, 5.0%, 1/1/2030	3,850,000	4,253,711
		97,731,614
North Dakota 0.2%
Fargo, ND, Sanford Health Systems Revenue, 6.25%, 11/1/2031	9,260,000	11,361,372
Ohio 2.3%
Centerville, OH, Health Care Revenue, Bethany Lutheran Village Project, Series B, 0.41%**, 11/1/2040, LOC: PNC Bank NA	700,000	700,000
Cleveland, OH, Airport Systems Revenue, Series A, 5.0%, 1/1/2030	1,000,000	1,135,080
Cleveland, OH, Sales & Special Tax Revenue, Urban Renewal Tax Increment, Rock & Roll Hall of Fame and Museum Project, 6.75%, 3/15/2018	335,000	335,653
Cuyahoga County, OH, County General Obligation, 5.65%, 5/15/2018	215,000	228,313
Finneytown, OH, Other General Obligation, Local School District, 6.2%, 12/1/2017, INS: NATL	140,000	146,713
Hancock County, OH, Hospital Revenue, Blanchard Valley Regional Health Center, 6.5%, 12/1/2030	14,425,000	17,411,263
Lucas County, OH, Hospital Revenue, Promedica Healthcare, Series A, 6.5%, 11/15/2037	6,000,000	7,473,180
Ohio, Akron Bath Copley Joint Township Hospital District, Children's Hospital Medical Center of Akron, 5.0%, 11/15/2038	15,645,000	17,517,863
Ohio, American Municipal Power, Inc. Revenue, Fremont Energy Center Project, Series B, 5.0%, 2/15/2037	13,090,000	15,113,060
Ohio, Higher Education Revenue, Case Western Reserve University, Series B, 6.5%, 10/1/2020	1,860,000	2,066,720
Ohio, Northeast Regional Sewer District, 5.0%, 11/15/2044	10,000,000	11,945,100
Ohio, School District General Obligation, 6.0%, 12/1/2019, INS: AMBAC	295,000	321,267
Ohio, State Higher Educational Facility Commission Revenue, Summa Health Systems Project:
Series 2010, 5.25%, 11/15/2035, INS: AGMC	7,500,000	8,446,875
Series 2010, 5.5%, 11/15/2030, INS: AGMC	4,000,000	4,582,560
Ohio, State Hospital Facility Revenue, Cleveland Clinic Health System, Series B, 5.5%, 1/1/2039	13,600,000	15,208,744
Ohio, State Turnpike Commission, Infrastructure Projects:
Series A-1, 5.25%, 2/15/2030	4,620,000	5,596,067
Series A-1, 5.25%, 2/15/2031	9,375,000	11,343,281
Series A-1, 5.25%, 2/15/2032	7,500,000	9,048,375
Wayne, OH, School District General Obligation, 6.6%, 12/1/2016, INS: AMBAC	50,000	51,447
		128,671,561
Oklahoma 0.5%
Oklahoma, State Municipal Power Authority, Supply System Revenue, Series A, Prerefunded, 6.0%, 1/1/2038	8,625,000	9,332,768
Oklahoma, Water & Sewer Revenue, McGee Creek Authority, 6.0%, 1/1/2023, INS: NATL	17,540,000	19,452,386
		28,785,154
Pennsylvania 3.1%
Allegheny County, PA, Hospital Development Authority Revenue, University of Pittsburgh Medical, 5.625%, 8/15/2039	11,800,000	13,313,586
Derry Township, PA, Industrial & Commercial Development Authority, Hotel Tax Revenue, Arena Project, 0.41%**, 11/1/2030, LOC: PNC Bank NA	580,000	580,000
Exter Township, PA, School District General Obligation, Zero Coupon, 5/15/2017, INS: NATL	3,700,000	3,664,480
Lancaster County, PA, Hospital Authority Revenue, University of Pennsylvania Health System Obligated Group, 5.0%, 8/15/2042	2,100,000	2,487,072
Luzerne County, PA, Industrial Development Authority, Lease Revenue, 0.41%**, 11/1/2026, LOC: PNC Bank NA	650,000	650,000
Pennsylvania, Central Bradford Progress Authority Revenue, Guthrie Healthcare System, 5.375%, 12/1/2041	12,550,000	14,442,038
Pennsylvania, Commonwealth Financing Authority Revenue:
Series A, 5.0%, 6/1/2033	5,000,000	5,813,600
Series A, 5.0%, 6/1/2034	6,000,000	6,950,580
Pennsylvania, Sales & Special Tax Revenue, Convention Center Authority, Series A, ETM, 6.0%, 9/1/2019, INS: FGIC	2,200,000	2,435,466
Pennsylvania, State Turnpike Commission Revenue:
Series A-1, 5.0%, 12/1/2040	15,000,000	17,505,450
Series A-1, 5.0%, 12/1/2041	9,645,000	11,074,582
Series C, 5.0%, 12/1/2044	4,840,000	5,648,474
Series B, Prerefunded, 5.75%, 6/1/2039	32,000,000	35,893,440
Pennsylvania, State Turnpike Commission Revenue, Motor License Fund, Series A, 6.0%, 12/1/2036	3,000,000	3,538,260
Pennsylvania, State Turnpike Commission Revenue, Turnpike Subordinate Revenue Refunding Bonds, 5.0%, 6/1/2035 (a)	23,000,000	26,986,360
Philadelphia, PA, Airport Revenue, Series A, 5.0%, 6/15/2035	7,080,000	7,969,389
Philadelphia, PA, Water & Wastewater Revenue:
Series A, 5.25%, 1/1/2032	3,000,000	3,283,170
Series A, 5.25%, 1/1/2036	2,500,000	2,735,325
Westmoreland County, PA, Project Revenue, Zero Coupon, 8/15/2017, INS: NATL	6,230,000	6,139,914
		171,111,186
Puerto Rico 0.2%
Puerto Rico, Sales Tax Financing Corp., Sales Tax Revenue:
Series C, 5.25%, 8/1/2041	6,705,000	2,688,303
Series A, 5.5%, 8/1/2042	4,475,000	1,793,848
Series A, 6.0%, 8/1/2042	13,650,000	5,539,443
		10,021,594
Rhode Island 0.5%
Rhode Island, Health & Educational Building Corp., Higher Education Facility Revenue, Brown University, Series A, 5.0%, 9/1/2039	13,000,000	14,559,350
Rhode Island, Health & Educational Building Corp., Higher Education Facility Revenue, University of Rhode Island, Series A, 6.25%, 9/15/2034	10,000,000	11,148,100
		25,707,450
South Carolina 2.3%
Charleston County, SC, Airport District System Revenue, Series A, AMT, 5.75%, 7/1/2030	5,880,000	7,066,878
Greenwood County, SC, Hospital Revenue, Self Regional Healthcare, 5.375%, 10/1/2039	7,500,000	8,339,025
South Carolina, Jobs Economic Development Authority, Hospital Facilities Revenue, Palmetto Health Alliance, 5.75%, 8/1/2039	1,910,000	2,079,837
South Carolina, Piedmont Municipal Power Agency, Electric Revenue:
6.75%, 1/1/2019, INS: NATL	2,065,000	2,352,944
ETM, 6.75%, 1/1/2019, INS: FGIC	1,460,000	1,676,182
South Carolina, State Ports Authority Revenue, 5.25%, 7/1/2040	10,195,000	11,511,379
South Carolina, State Public Service Authority Revenue:
Series A, 5.0%, 12/1/2036	9,780,000	11,692,479
Series A, 5.0%, 12/1/2037	16,425,000	19,557,740
Series C, 5.0%, 12/1/2039	6,875,000	8,000,781
Series A, Prerefunded, 5.375%, 1/1/2028	2,500,000	2,787,400
South Carolina, State Public Service Authority Revenue, Santee Cooper:
Series E, 5.0%, 1/1/2040	10,000,000	11,201,600
Series A, 5.75%, 12/1/2043	35,555,000	43,960,913
		130,227,158
South Dakota 0.5%
South Dakota, State Health & Educational Facilities Authority Revenue, Avera Health, 5.0%, 7/1/2044	20,475,000	23,529,256
South Dakota, State Health & Educational Facilities Authority Revenue, Sanford Health, 5.5%, 11/1/2040	3,000,000	3,362,460
		26,891,716
Tennessee 0.7%
Jackson, TN, Hospital Revenue, Jackson-Madison Project:
5.5%, 4/1/2033	810,000	871,803
Prerefunded, 5.5%, 4/1/2033	2,190,000	2,377,574
5.625%, 4/1/2038	1,230,000	1,323,947
Prerefunded, 5.625%, 4/1/2038	3,320,000	3,611,894
5.75%, 4/1/2041	2,345,000	2,528,942
Prerefunded, 5.75%, 4/1/2041	6,330,000	6,900,903
Sullivan County, TN, Health, Educational & Housing Facilities Board, Hospital Revenue, Wellmont Health Systems Project, Series C, 5.25%, 9/1/2036	10,000,000	10,097,100
Tennessee, Energy Acquisition Corp., Gas Revenue:
Series A, 5.25%, 9/1/2019, GTY: The Goldman Sachs Group, Inc.	7,000,000	7,834,190
Series A, 5.25%, 9/1/2021, GTY: The Goldman Sachs Group, Inc.	2,000,000	2,345,220
		37,891,573
Texas 11.8%
Dallas, TX, Waterworks & Sewer System Revenue:
5.0%, 10/1/2037	2,415,000	2,636,335
Prerefunded, 5.0%, 10/1/2037	2,185,000	2,394,279
Harris County, TX, County General Obligation, Zero Coupon, 10/1/2017, INS: NATL	3,910,000	3,867,811
Harris County, TX, Health Facilities Development Corp., Hospital Revenue, Memorial Hermann Healthcare System, Series B, Prerefunded, 7.25%, 12/1/2035	5,000,000	5,782,450
Harris County, TX, Port Houston Authority, Series D-1, 5.0%, 10/1/2035	18,290,000	21,186,404
Houston, TX, Airport Systems Revenue:
Series B, 5.0%, 7/1/2027, INS: NATL	21,030,000	21,959,736
Series B, 5.0%, 7/1/2032	3,510,000	4,079,673
Series A, 5.5%, 7/1/2039	10,000,000	10,908,100
Houston, TX, Higher Education Finance Corp. Revenue, Rice University Project, Series A, 5.0%, 5/15/2040	11,185,000	12,723,720
Houston, TX, Utility Systems Revenue, First Lien:
Series B, 5.0%, 11/15/2034	14,995,000	18,471,741
Series B, 5.0%, 11/15/2036	21,500,000	26,329,545
Series D, 5.0%, 11/15/2036	7,000,000	8,162,910
Series B, 5.0%, 11/15/2038	3,370,000	4,041,169
North Texas, Tollway Authority Revenue:
Series A, 5.0%, 1/1/2034	10,715,000	12,636,521
Series A, 5.0%, 1/1/2039 (a)	4,230,000	5,038,691
Series B, 5.0%, 1/1/2040	8,825,000	10,226,057
Series C, 5.25%, 1/1/2044	20,000,000	21,723,200
First Tier, Series A, 5.625%, 1/1/2033	3,535,000	3,771,492
First Tier, Series A, Prerefunded, 5.625%, 1/1/2033	2,965,000	3,188,887
Second Tier, Series F, Prerefunded, 5.75%, 1/1/2033	12,210,000	13,155,909
Second Tier, Series F, Prerefunded, 5.75%, 1/1/2038	16,500,000	17,778,255
First Tier, 6.0%, 1/1/2043	30,000,000	35,446,200
North Texas, Tollway Authority Revenue, Special Project Systems:
Series D, 5.0%, 9/1/2032	8,000,000	9,332,000
Series A, 6.0%, 9/1/2041	6,675,000	8,094,305
Tarrant County, TX, Cultural Education Facilities Finance Corp., Hospital Revenue, Scott & White Healthcare:
5.0%, 8/15/2036	7,000,000	8,142,120
5.0%, 8/15/2043	9,900,000	11,402,523
5.625%, 8/15/2035	9,260,000	10,980,508
Prerefunded, 5.625%, 8/15/2035	740,000	876,486
Tarrant County, TX, Cultural Education Facilities Finance Corp., State Health Resources, 5.0%, 11/15/2040	19,325,000	21,723,039
Tarrant County, TX, Housing Finance Corp., Multifamily Housing, Remington Project, 0.4%**, 2/15/2028, LIQ: Fannie Mae	600,000	600,000
Texas, Central Regional Mobility Authority Revenue, 5.0%, 1/1/2040 (a)	3,750,000	4,394,400
Texas, Central Regional Mobility Authority Revenue, Senior Lien, Series A, 5.0%, 1/1/2040	4,730,000	5,505,767
Texas, Dallas/Fort Worth International Airport Revenue:
Series B, 5.0%, 11/1/2035	11,470,000	13,127,988
Series D, 5.0%, 11/1/2035	24,425,000	27,955,634
Series D, AMT, 5.0%, 11/1/2038	19,355,000	21,864,956
Series A, 5.25%, 11/1/2038	20,000,000	22,992,800
Texas, Electric Revenue, ETM, Zero Coupon, 9/1/2017, INS: NATL	125,000	123,766
Texas, Grand Parkway Transportation Corp., System Toll Revenue, Series B, 5.25%, 10/1/2051	20,000,000	23,357,200
Texas, Grapevine-Colleyville Independent School District Building:
5.0%, 8/15/2034	6,080,000	7,042,586
5.0%, 8/15/2035	6,130,000	7,100,502
5.0%, 8/15/2036	3,350,000	3,880,372
Texas, Lower Colorado River Authority Revenue, Series A, Prerefunded, 5.0%, 5/15/2036	25,000	30,246
Texas, Lower Colorado River Authority, Transmission Contract Revenue, LCRA Transmission Services, 5.0%, 5/15/2040	20,000,000	22,472,000
Texas, Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue, Series B, 1.125%***, 12/15/2026, GTY: Merrill Lynch & Co., Inc.	19,800,000	18,296,388
Texas, Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue, Senior Lien, Series D, 6.25%, 12/15/2026, GTY: Merrill Lynch & Co., Inc.	20,000,000	25,154,600
Texas, Municipal Power Agency, ETM, Zero Coupon, 9/1/2016, INS: NATL	380,000	379,495
Texas, SA Energy Acquisition Public Facility Corp., Gas Supply Revenue:
5.5%, 8/1/2021, GTY: The Goldman Sachs Group, Inc.	5,575,000	6,667,254
5.5%, 8/1/2025, GTY: The Goldman Sachs Group, Inc.	2,750,000	3,414,373
Texas, Southwest Higher Education Authority, Inc., Southern Methodist University Project, 5.0%, 10/1/2035	2,400,000	2,744,040
Texas, State Municipal Gas Acquisition & Supply Corp. III Gas Supply Revenue:
5.0%, 12/15/2030, GTY: Macquarie Group Ltd.	2,250,000	2,545,313
5.0%, 12/15/2031, GTY: Macquarie Group Ltd.	4,500,000	5,062,005
5.0%, 12/15/2032, GTY: Macquarie Group Ltd.	21,215,000	23,743,828
Texas, State Municipal Power Agency Revenue:
Series 2015, Zero Coupon, 9/1/2016, INS: NATL	5,815,000	5,804,126
Series 2015, ETM, Zero Coupon, 9/1/2016, INS: NATL	2,480,000	2,476,627
Series 2015, Zero Coupon, 9/1/2017, INS: NATL	4,430,000	4,372,454
Series 2015, ETM, Zero Coupon, 9/1/2017, INS: NATL	1,445,000	1,427,819
Texas, State Technical University Revenue, Series A, 5.0%, 8/15/2037	5,400,000	6,254,928
Texas, State Transportation Commission, Series A, 5.0%, 10/1/2039	10,000,000	12,019,800
Texas, State Transportation Commission, Turnpike Systems Revenue, Series C, 5.0%, 8/15/2034	14,410,000	16,880,450
Texas, State Transportation Commission-Highway Improvement, 5.0%, 4/1/2044	18,000,000	21,337,380
		655,089,163
Virginia 0.2%
Roanoke, VA, Hospital & Healthcare Revenue, Industrial Development Authority, Roanoke Memorial Hospital, Series B, ETM, 6.125%, 7/1/2017, INS: NATL	2,915,000	3,003,733
Virginia Beach, VA, Hospital & Healthcare Revenue, Development Authority Hospital Facility First Mortgage, 5.125%, 2/15/2018, INS: AMBAC	1,295,000	1,345,207
Washington County, VA, Industrial Development Authority, Hospital Facility Revenue, Mountain States Health Alliance, Series C, 7.75%, 7/1/2038	7,760,000	8,853,461
		13,202,401
Washington 3.5%
Clark County, WA, School District General Obligation, Zero Coupon, 12/1/2017, INS: NATL	6,725,000	6,639,929
Port of Seattle, WA, Airport Revenue:
Series A, 5.0%, 8/1/2031	2,000,000	2,357,860
Series A, 5.0%, 8/1/2032	2,500,000	2,947,325
Tacoma, WA, Electric System Revenue, Series A, 5.0%, 1/1/2038	8,280,000	9,852,620
Washington, Central Puget Sound Regional Transit Authority, Green Bond, Series S-1, 5.0%, 11/1/2035	10,000,000	12,236,200
Washington, Energy Northwest Electric Revenue, Columbia Generating Systems, Series A, 5.0%, 7/1/2032	16,980,000	20,874,872
Washington, State General Obligation:
Series 5, Zero Coupon, 1/1/2017, INS: NATL	4,535,000	4,516,406
Series R-2015D, 5.0%, 7/1/2032	10,000,000	12,161,500
Series B, 5.0%, 2/1/2033	5,000,000	5,767,050
Series 2011A, 5.0%, 8/1/2033	20,000,000	23,139,800
Series A, 5.0%, 8/1/2035	12,190,000	14,226,218
Washington, State Health Care Facilities Authority Revenue, Series C, 5.375%, 8/15/2028, INS: AGC	5,240,000	5,441,688
Washington, State Health Care Facilities Authority Revenue, Virginia Mason Medical Center, Series A, 6.125%, 8/15/2037	7,035,000	7,427,764
Washington, State Health Care Facilities Authority, Catholic Health Initiatives, Series A, 5.0%, 2/1/2041	18,840,000	20,775,056
Washington, State Health Care Facilities Authority, Swedish Health Services, Series A, Prerefunded, 6.75%, 11/15/2041	12,175,000	15,396,627
Washington, State Motor Vehicle Tax-Senior 520, Corridor Toll Program:
Series C, 5.0%, 6/1/2032	7,725,000	8,981,008
Series C, 5.0%, 6/1/2033	6,000,000	6,975,540
Series C, 5.0%, 6/1/2041	11,000,000	12,668,480
		192,385,943
Wisconsin 1.4%
Milwaukee County, WI, Airport Revenue, Series A, 5.0%, 12/1/2034	7,000,000	7,804,230
Wisconsin, Hospital & Healthcare Revenue, Health & Education Facilities Authority:
Series B, ETM, 6.25%, 1/1/2022, INS: AMBAC	2,355,000	2,715,127
Series C, ETM, 6.25%, 1/1/2022, INS: AMBAC	4,115,000	4,743,772
Wisconsin, State Health & Educational Facilities Authority Revenue, Agnesian Healthcare, Inc., Series B, 5.0%, 7/1/2036	8,500,000	9,708,445
Wisconsin, State Health & Educational Facilities Authority Revenue, Ascension Health Credit Group:
Series A, 5.0%, 11/15/2036	5,000,000	6,041,700
Series A, 5.0%, 11/15/2039	15,000,000	18,008,550
Wisconsin, State Health & Educational Facilities Authority Revenue, Ministry Health Care, Inc., Series C, Prerefunded, 5.0%, 8/15/2032	6,940,000	8,473,115
Wisconsin, State Health & Educational Facilities Authority Revenue, Prohealth Care, Inc. Obligation Group, Prerefunded, 6.625%, 2/15/2039	7,335,000	8,454,834
Wisconsin, State Health & Educational Facilities Authority Revenue, Thedacare, Inc., Series A, 5.5%, 12/15/2038	13,235,000	14,685,424
		80,635,197
Wyoming 0.1%
Sweetwater County, WY, Environmental Improvement Revenue, PacifiCorp Project, AMT, 0.38%**, 11/1/2025, LOC: Bank of Nova Scotia	5,000,000	5,000,000
Total Municipal Bonds and Notes (Cost $4,899,232,336)		5,432,301,790

Underlying Municipal Bonds of Inverse Floaters (c) 8.2%
California 2.1%
California, State Department of Water Resources Revenue, Central Valley Project, Series AE, 5.0%, 12/1/2023 (d)	5,232,938	5,683,884
California, State Department of Water Resources Revenue, Central Valley Project, Series AE, 5.0%, 12/1/2024 (d)	3,670,541	3,986,849
California, State Department of Water Resources Revenue, Central Valley Project, Series AE, 5.0%, 12/1/2025 (d)	3,059,304	3,322,938
California, State Department of Water Resources Revenue, Central Valley Project, Series AE, Prerefunded, 5.0%, 12/1/2023 (d)	3,118	3,387
California, State Department of Water Resources Revenue, Central Valley Project, Series AE, Prerefunded, 5.0%, 12/1/2024 (d)	71,727	77,908
California, State Department of Water Resources Revenue, Central Valley Project, Series AE, Prerefunded, 5.0%, 12/1/2025 (d)	59,253	64,359
Trust: California, State Department of Water Resources Revenue, Series 2705, 144A,12.277%, 12/1/2023, Leverage Factor at purchase date: 3 to 1
California, University of California Revenues, Series O, 5.25%, 5/15/2039 (d)	13,082,650	14,697,703
California, University of California Revenues, Series O, Prerefunded, 5.25%, 5/15/2039 (d)	2,537,350	2,850,586
Trust: California, University of California Revenues, Series 3368-2, 144A, 18.09%, 11/15/2016, Leverage Factor at purchase date: 4 to 1
Los Angeles, CA, Waste Water System Revenue, Series A, 5.375%, 6/1/2039 (d)	30,000,000	33,864,000
Trust: Los Angeles, CA, Series 3371-2, 144A, 18.59%, 12/1/2016, Leverage Factor at purchase date: 4 to 1
Los Angeles, CA, Community College District, Election of 2008, Series A, Prerefunded, 6.0%, 8/1/2033 (d)	30,000,000	34,767,000
Trust: Los Angeles, CA, Community College District, Series R-11728, 144A, 26.32%, 8/1/2033, Leverage Factor at purchase date: 5 to 1
San Francisco, CA, Bay Area Rapid Transportation District, Election of 2004, Series B, 5.0%, 8/1/2032 (d)	14,997,001	15,756,251
Trust: San Francisco, CA, Bay Area Rapid Transportation District, Series 3161, 144A, 13.038%, 2/1/2017, Leverage Factor at purchase date: 3 to 1
		115,074,865
District of Columbia 0.5%
District of Columbia, Income Tax Revenue, Series A, 5.5%, 12/1/2030 (d)	22,000,000	25,434,420
Trust: District of Columbia, Series 3369, 144A, 19.09%, 6/1/2017, Leverage Factor at purchase date: 4 to 1
Florida 0.6%
Florida, State Turnpike Authority Revenue, Department of Transportation, Series A, 5.0%, 7/1/2021 (d)	30,130,000	31,824,794
Trust: Florida, State Turnpike Authority Revenue, Series 2514, 144A, 40.907%, 7/1/2016, Leverage Factor at purchase date: 10 to 1
Louisiana 0.2%
Louisiana, State Gas & Fuels Tax Revenue, Series B, 5.0%, 5/1/2033 (d)	3,023,487	3,451,901
Louisiana, State Gas & Fuels Tax Revenue, Series B, 5.0%, 5/1/2034 (d)	3,300,848	3,768,563
Louisiana, State Gas & Fuels Tax Revenue, Series B, 5.0%, 5/1/2035 (d)	3,663,166	4,182,220
Trust: Louisiana, State Gas & Fuels Tax Revenue, Series 3806, 144A, 9.048%, 5/1/2018, Leverage Factor at purchase date: 2 to 1
		11,402,684
Massachusetts 1.4%
Massachusetts, State Development Finance Agency Revenue, Harvard University, Series B-2, 5.25%, 2/1/2034 (d)	20,000,000	23,568,600
Trust: Massachusetts, State Development Finance Agency Revenue, Harvard University, Series 4691, 144A, 9.77%, 1/17/2019, Leverage Factor at purchase date: 2 to 1
Massachusetts, State General Obligation, Series A, 5.0%, 8/1/2027 (d)	7,825,000	8,525,595
Massachusetts, State General Obligation, Series A, 5.0%, 8/1/2033 (d)	3,000,000	3,268,599
Massachusetts, State General Obligation, Series A, 5.0%, 8/1/2038 (d)	2,750,000	2,996,216
Trust: Massachusetts, State General Obligation, Series 2008-1203, 144A, 14.325%, 8/1/2038, Leverage Factor at purchase date: 3 to 1
Massachusetts, State General Obligation, Series C, 5.0%, 8/1/2026, INS: AGMC (d)	20,000,000	21,001,800
Trust: Massachusetts, State General Obligation, Series 2022-1, 144A, 40.73%, 2/1/2017, Leverage Factor at purchase date: 10 to 1
Massachusetts, State General Obligation, Series C, 5.0%, 8/1/2027, INS: AGMC (d)	20,000,000	21,001,800
Trust: Massachusetts, State General Obligation, Series 2022-2, 144A, 40.73%, 2/1/2017, Leverage Factor at purchase date: 10 to 1
		80,362,610
Nevada 0.4%
Clark County, NV, General Obligation, 5.0%, 6/1/2028 (d)	6,252,645	6,712,390
Clark County, NV, General Obligation, 5.0%, 6/1/2029 (d)	6,565,277	7,048,010
Clark County, NV, General Obligation, 5.0%, 6/1/2030 (d)	6,372,122	6,840,652
Trust: Clark County, NV, General Obligation, Series 3158, 144A, 13.034%, 12/1/2017, Leverage Factor at purchase date: 3 to 1
		20,601,052
New York 0.5%
New York, State Dormitory Authority Revenues, Columbia University, 5.0%, 7/1/2038 (d)	27,925,000	30,318,969
Trust: New York, State Dormitory Authority Revenues, Secondary Issues, Series R-11722-1, 144A, 17.231%, 7/1/2016, Leverage Factor at purchase date: 4 to 1
North Carolina 0.4%
North Carolina, Capital Facilities Finance Agency Revenue, Duke University Project, Series B, 5.0%, 10/1/2038 (d)	20,000,000	22,177,400
Trust: North Carolina, Capital Facilities Finance Agency Revenue, Duke University Project, Series 3333, 144A, 17.06%, 10/1/2016, Leverage Factor at purchase date: 4 to 1
Ohio 0.6%
Columbus, OH, General Obligation, Series A, Prerefunded, 5.0%, 9/1/2021 (d)	8,725,000	9,196,332
Columbus, OH, General Obligation, Series A, Prerefunded, 5.0%, 9/1/2022 (d)	8,725,000	9,196,333
Trust: Columbus, OH, General Obligation, Series 2365, 144A, 17.111%, 3/1/2017, Leverage Factor at purchase date: 4 to 1
Ohio, State Higher Educational Facilities Community Revenue, Cleveland Clinic Health, Series A, 5.125%, 1/1/2028 (d)	6,032,233	6,468,140
Ohio, State Higher Educational Facilities Community Revenue, Cleveland Clinic Health, Series A, 5.25%, 1/1/2033 (d)	10,287,087	11,030,462
Trust: Ohio, State Higher Educational Revenue, Series 3139, 144A, 13.9%, 1/1/2028, Leverage Factor at purchase date: 3 to 1
		35,891,267
Tennessee 1.2%
Nashville & Davidson County, TN, Metropolitan Government, Prerefunded, 5.0%, 1/1/2026 (d)	20,800,000	22,186,944
Trust: Nashville & Davidson County, TN, Metropolitan Government, Series 2631-2, 144A, 17.15%, 7/1/2017, Leverage Factor at purchase date: 4 to 1
Nashville & Davidson County, TN, Metropolitan Government, Prerefunded, 5.0%, 1/1/2028 (d)	21,610,075	23,051,011
Trust: Nashville & Davidson County, TN, Metropolitan Government, Series 2631-4, 144A, 17.158%, 7/1/2017, Leverage Factor at purchase date: 4 to 1
Nashville & Davidson County, TN, Metropolitan Government, Prerefunded, 5.0%, 1/1/2027 (d)	21,793,305	23,246,439
Trust: Nashville & Davidson County, TN, Metropolitan Government, Series 2631-3, 144A, 17.145%, 7/1/2017, Leverage Factor at purchase date: 4 to 1
		68,484,394
Texas 0.3%
Dallas, TX, Water Works & Sewer Systems Revenue, 5.0%, 10/1/2035 (d)	10,000,000	11,565,300
Trust: Dallas, TX, Water Works & Sewer Systems Revenue, Series 3742, 144A, 9.05%, 4/1/2018, Leverage Factor at purchase date: 2 to 1
Harris County, TX, Flood Control District, Series A, 5.0%, 10/1/2034 (d)	5,500,000	6,300,855
Trust: Harris County, TX, Flood Control District, Series 4692, 144A, 9.24%, 10/1/2018, Leverage Factor at purchase date: 2 to 1
		17,866,155
Total Underlying Municipal Bonds of Inverse Floaters (Cost $424,675,349)		459,438,610

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $5,323,907,685)†	105.7	5,891,740,400
Floating Rate Notes (c)	(5.5)	(308,599,091)
Other Assets and Liabilities, Net	(0.2)	(8,857,747)
Net Assets	100.0	5,574,283,562

* Non-income producing security.

** Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of May 31, 2016.

*** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of May 31, 2016.

† The cost for federal income tax purposes was $5,007,929,977. At May 31, 2016, net unrealized appreciation for all securities based on tax cost was $575,211,332. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $592,098,061 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $16,886,729.

(a) When-issued security.

(b) At May 31, 2016, this security has been pledged, in whole or in part, as collateral for tender option bond trust.

(c) Securities represent the underlying municipal obligations of inverse floating rate obligations held by the Fund. The Floating Rate Notes represents leverage to the Fund and is the amount owed to the floating rate note holders.

(d) Security forms part of the below inverse floater. The Fund accounts for these inverse floaters as a form of secured borrowing, by reflecting the value of the underlying bond in the investments of the Fund and the amount owed to the floating rate note holder as a liability.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AGC: Assured Guaranty Corp.

AGMC: Assured Guaranty Municipal Corp.

AMBAC: Ambac Financial Group, Inc.

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

FGIC: Financial Guaranty Insurance Co.

GTY: Guaranty Agreement

INS: Insured

LIQ: Liquidity Facility

LOC: Letter of Credit

NATL: National Public Finance Guarantee Corp.

Prerefunded: Bonds which are prerefunded are collateralized, usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

SPA: Standby Bond Purchase Agreement

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2016 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Municipal Investments (e)	$ —	$ 5,891,740,400	$ —	$ 5,891,740,400
Total	$ —	$ 5,891,740,400	$ —	$ 5,891,740,400

There have been no transfers between fair value measurement levels during the year ended May 31, 2016.

(e) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of May 31, 2016
Assets
Investments in securities, at value (cost $5,323,907,685)	$ 5,891,740,400
Cash	20,057,686
Receivable for investments sold	12,353,423
Receivable for Fund shares sold	12,697,271
Interest receivable	71,706,714
Other assets	91,395
Total assets	6,008,646,889
Liabilities
Payable for investments purchased	5,422,427
Payable for investments purchased — when-issued securities	107,558,579
Payable for Fund shares redeemed	3,379,941
Payable for floating rate notes issued	308,599,091
Distributions payable	3,753,260
Accrued management fee	1,464,484
Accrued Trustees' fees	53,765
Other accrued expenses and payables	4,131,780
Total liabilities	434,363,327
Net assets, at value	$ 5,574,283,562
Net Assets Consist of
Undistributed net investment income	3,366,482
Net unrealized appreciation (depreciation) on investments	567,832,715
Accumulated net realized gain (loss)	(108,840,914)
Paid-in capital	5,111,925,279
Net assets, at value	$ 5,574,283,562

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2016 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($2,030,868,514 ÷ 215,481,449 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.42
Maximum offering price per share (100 ÷ 97.25 of $9.42)	$ 9.69

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($291,929,971 ÷ 30,975,763 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 9.42
Class S Net Asset Value, offering and redemption price per share ($2,940,062,941 ÷ 311,522,345 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.44

Institutional Class

Net Asset Value, offering and redemption price per share ($311,422,136 ÷ 33,046,058 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 9.42

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended May 31, 2016
Investment Income
Income: Interest	$ 236,866,342
Expenses: Management fee	16,932,481
Administration fee	5,231,350
Services to shareholders	6,241,177
Distribution and service fees	7,344,753
Custodian fee	47,887
Professional fees	185,809
Reports to shareholders	178,267
Registration fees	132,235
Trustees' fees and expenses	206,022
Interest expense and fees on floating rate notes issued	2,112,245
Other	268,769
Total expenses before expense reductions	38,880,995
Expense reductions	(1,101,332)
Total expenses	37,779,663
Net investment income	199,086,679
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	24,570,698
Change in net unrealized appreciation (depreciation) on investments	73,149,086
Net gain (loss)	97,719,784
Net increase (decrease) in net assets resulting from operations	$ 296,806,463

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows

for the year ended May 31, 2016
Increase (Decrease) in Cash: Cash Flows from Operating Activities
Net increase (decrease) in net assets resulting from operations	$ 296,806,463
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided (used) by operating activities: Purchases of long-term investments	(1,894,721,066)
Net amortization of premium/(accretion of discount)	10,643,900
Proceeds from sales and maturities of long-term investments	1,577,503,324
(Increase) decrease in interest receivable	(252,750)
(Increase) decrease in other assets	(7,116)
(Increase) decrease in receivable for investments sold	(3,319,758)
Increase (decrease) in payable for investments purchased	5,422,427
Increase (decrease) in payable for investments purchased — when-issued securities	91,203,179
Increase (decrease) in other accrued expenses and payables	260,753
Change in unrealized (appreciation) depreciation on investments	(73,149,086)
Net realized (gain) loss from investments	(24,570,698)
Cash provided (used) by operating activities	(14,180,428)
Cash Flows from Financing Activities
Proceeds from shares sold	1,102,049,470
Payments for shares redeemed	(969,277,267)
Distributions paid (net of reinvestment of distributions)	(31,188,439)
Increase (decrease) in payable for floating rate notes issued	(67,406,725)
Cash provided (used) by financing activities	34,177,039
Increase (decrease) in cash	19,996,611
Cash at beginning of period	61,075
Cash at end of period	$ 20,057,686
Supplemental Disclosure of Non-Cash Activities
Reinvestment of distributions	$ 167,705,155
Interest expense and fees on floating rate notes issued	$ (2,112,245)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

	Years Ended May 31,
Increase (Decrease) in Net Assets	2016	2015
Operations: Net investment income	$ 199,086,679	$ 208,133,127
Net realized gain (loss)	24,570,698	(15,951,083)
Change in net unrealized appreciation (depreciation)	73,149,086	(9,392,741)
Net increase (decrease) in net assets resulting from operations	296,806,463	182,789,303
Distributions to shareholders from: Net investment income: Class A	(72,206,562)	(74,935,879)
Class B	(7,504)*	(42,891)
Class C	(7,760,701)	(7,501,522)
Class S	(112,913,620)	(118,904,327)
Institutional Class	(5,614,272)	(4,274,044)
Net realized gains: Class A	(331,464)	(797,752)
Class B	(50)*	(629)
Class C	(44,889)	(100,636)
Class S	(493,039)	(1,219,279)
Institutional Class	(21,067)	(44,324)
Total distributions	(199,393,168)	(207,821,283)
Fund share transactions: Proceeds from shares sold	1,106,237,473	768,412,398
Reinvestment of distributions	167,705,155	173,152,676
Payments for shares redeemed	(967,774,127)	(990,658,520)
Net increase (decrease) in net assets from Fund share transactions	306,168,501	(49,093,446)
Increase (decrease) in net assets	403,581,796	(74,125,426)
Net assets at beginning of period	5,170,701,766	5,244,827,192
Net assets at end of period (including undistributed net investment income of $3,366,482 and $2,741,547, respectively)	$ 5,574,283,562	$ 5,170,701,766

* For the period from June 1, 2015 to February 10, 2016 (see Note A).

The accompanying notes are an integral part of the financial statements.

Financial Highlights

	Years Ended May 31,
Class A	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 9.25	$ 9.30	$ 9.40	$ 9.40	$ 8.82
Income from investment operations: Net investment income	.35	.36	.37	.37	.41
Net realized and unrealized gain (loss)	.17	(.06)	(.10)	(.00)*	.58
Total from investment operations	.52	.30	.27	.37	.99
Less distributions from: Net investment income	(.35)	(.35)	(.37)	(.37)	(.41)
Net realized gains	(.00)*	(.00)*	—	(.00)*	(.00)*
Total distributions	(.35)	(.35)	(.37)	(.37)	(.41)
Net asset value, end of period	$ 9.42	$ 9.25	$ 9.30	$ 9.40	$ 9.40
Total Return (%)[a]	5.70	3.34	3.08	4.01	11.48
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2,031	1,941	1,994	2,360	2,149
Ratio of expenses (including interest expense) (%)[b]	.80	.81	.81	.80	.82
Ratio of expenses (excluding interest expense) (%)	.76	.76	.76	.75	.76
Ratio of net investment income (%)	3.73	3.84	4.16	3.94	4.54
Portfolio turnover rate (%)	29	29	30	34	27

[a] Total return does not reflect the effect of any sales charges.

[b] Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

* Amount is less than $.005.

	Years Ended May 31,
Class C	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 9.25	$ 9.30	$ 9.40	$ 9.40	$ 8.81
Income from investment operations: Net investment income	.27	.29	.30	.30	.34
Net realized and unrealized gain (loss)	.17	(.06)	(.10)	(.00)*	.59
Total from investment operations	.44	.23	.20	.30	.93
Less distributions from: Net investment income	(.27)	(.28)	(.30)	(.30)	(.34)
Net realized gains	(.00)*	(.00)*	—	(.00)*	(.00)*
Total distributions	(.27)	(.28)	(.30)	(.30)	(.34)
Net asset value, end of period	$ 9.42	$ 9.25	$ 9.30	$ 9.40	$ 9.40
Total Return (%)[a]	4.88[b]	2.53[b]	2.28	3.21	10.77
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	292	256	242	319	237
Ratio of expenses before expense reductions (including interest expense) (%)[c]	1.59	1.61	1.59	1.58	1.59
Ratio of expenses after expense reductions (including interest expense) (%)[c]	1.59	1.60	1.54	1.53	1.53
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.55	1.55	1.54	1.53	1.53
Ratio of net investment income (%)	2.94	3.05	3.37	3.15	3.76
Portfolio turnover rate (%)	29	29	30	34	27

[a] Total return does not reflect the effect of any sales charges.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

* Amount is less than $.005.

	Years Ended May 31,
Class S	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 9.26	$ 9.31	$ 9.41	$ 9.41	$ 8.83
Income from investment operations: Net investment income	.37	.38	.39	.39	.42
Net realized and unrealized gain (loss)	.18	(.06)	(.10)	(.00)*	.58
Total from investment operations	.55	.32	.29	.39	1.00
Less distributions from: Net investment income	(.37)	(.37)	(.39)	(.39)	(.42)
Net realized gains	(.00)*	(.00)*	—	(.00)*	(.00)*
Total distributions	(.37)	(.37)	(.39)	(.39)	(.42)
Net asset value, end of period	$ 9.44	$ 9.26	$ 9.31	$ 9.41	$ 9.41
Total Return (%)	6.03[a]	3.55[a]	3.29[a]	4.19	11.67
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2,940	2,873	2,911	2,887	2,549
Ratio of expenses before expense reductions (including interest expense) (%)[b]	.64	.64	.66	.62	.64
Ratio of expenses after expense reductions (including interest expense) (%)[b]	.60	.60	.62	.62	.64
Ratio of expenses after expense reductions (excluding interest expense) (%)	.56	.55	.57	.57	.58
Ratio of net investment income (%)	3.93	4.04	4.36	4.12	4.72
Portfolio turnover rate (%)	29	29	30	34	27

[a] Total return would have been lower had certain expenses not been reduced.

[b] Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

* Amount is less than $.005.

	Years Ended May 31,
Institutional Class	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 9.25	$ 9.30	$ 9.40	$ 9.40	$ 8.82
Income from investment operations: Net investment income	.37	.38	.39	.39	.43
Net realized and unrealized gain (loss)	.17	(.06)	(.10)	(.00)*	.58
Total from investment operations	.54	.32	.29	.39	1.01
Less distributions from: Net investment income	(.37)	(.37)	(.39)	(.39)	(.43)
Net realized gains	(.00)*	(.00)*	—	(.00)*	(.00)*
Total distributions	(.37)	(.37)	(.39)	(.39)	(.43)
Net asset value, end of period	$ 9.42	$ 9.25	$ 9.30	$ 9.40	$ 9.40
Total Return (%)	5.96	3.57	3.31	4.25	11.79
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	311	100	96	204	117
Ratio of expenses (including interest expense) (%)[a]	.56	.58	.55	.57	.56
Ratio of expenses (excluding interest expense) (%)	.52	.53	.50	.52	.50
Ratio of net investment income (%)	3.93	4.06	4.38	4.17	4.78
Portfolio turnover rate (%)	29	29	30	34	27

[a] Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

* Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Managed Municipal Bond Fund (the "Fund") is a diversified series of Deutsche Municipal Trust (the "Series"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class B shares automatically converted to Class A shares on February 10, 2016 and are no longer offered. Class B shares were not subject to an initial sales charge and were subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and services fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Municipal debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board, whose valuations are intended to reflect the mean between the bid and asked prices. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, obtained from one or more broker-dealers. These securities are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Inverse Floaters. The Fund invests in inverse floaters. Inverse floaters are debt instruments with a weekly floating rate of interest that bears an inverse relationship to changes in the short-term interest rate market. Inverse floaters are created by depositing a fixed-rate long-term municipal bond into a special purpose Tender Offer Bond trust (the "TOB Trust"). In turn the TOB Trust issues a short-term floating rate note and an inverse floater. The short-term floating rate note is issued in a face amount equal to some fraction of the underlying bond's par amount and is sold to a third party, usually a tax-exempt money market fund. The Fund receives the proceeds from the sale of the short-term floating rate note and uses the cash proceeds to make additional investments. The short-term floating rate note represents leverage to the Fund. The Fund, as the holder of the inverse floater, has full exposure to any increase or decrease in the value of the underlying bond. The income stream from the underlying bond in the TOB Trust is divided between the floating rate note and the inverse floater. The inverse floater earns all of the interest from the underlying long-term fixed-rate bond less the amount of interest paid on the floating rate note and the expenses of the TOB Trust. The floating rate notes issued by the TOB Trust are valued at cost, which approximates fair value.

By holding the inverse floater, the Fund has the right to collapse the TOB Trust by causing the holders of the floating rate instrument to tender their notes at par and have the broker transfer the underlying bond to the Fund. The floating rate note holder can also elect to tender the note for redemption at par at each reset date. The Fund accounts for these transactions as a form of secured borrowing, by reflecting the value of the underlying bond in the investments of the Fund and the amount owed to the floating rate note holder as a liability under the caption "Payable for floating rate notes issued" in the Statement of Assets and Liabilities. Income earned on the underlying bond is included in interest income, and interest paid on the floaters and the expenses of the TOB Trust are included in "Interest expense" in the Statement of Operations. The weighted average outstanding daily balance of the floating rate notes issued during the year ended May 31, 2016 was approximately $318,676,000, with a weighted average interest rate of 0.66%.

The Fund may enter into shortfall and forbearance agreements by which the Fund agrees to reimburse the TOB Trust, in certain circumstances, for the difference between the liquidation value of the underlying bond held by the TOB Trust and the liquidation value of the floating rate notes plus any shortfalls in interest cash flows. This could potentially expose the Fund to losses in excess of the value of the Fund's inverse floater investments. In addition, the value of inverse floaters may decrease significantly when interest rates increase. The market for inverse floaters may be more volatile and less liquid than other municipal bonds of comparable maturity. The TOB Trust could be terminated outside of the Fund's control, resulting in a reduction of leverage and disposal of portfolio investments at inopportune times and prices. Investments in inverse floaters generally involve greater risk than in an investment in fixed-rate bonds.

The final rules implementing Section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Volcker Rule") preclude banking entities from sponsoring and/or providing services to existing TOB Trusts. In response to these rules, investment market participants have developed and are developing new TOB Trust structures that are designed to ensure that banking entities do not sponsor TOB Trusts in violation of the Volcker Rule. The Fund currently participates in a number of pre-2014 TOB Trusts (each, a "Legacy TOB Trust") that will need to be restructured to conform to Volcker Rule requirements by the applicable compliance date, currently expected to be July 17, 2017, or unwound. Any new TOB Trust structures must currently comply with the Volcker Rule. Accordingly, to the extent the fund wishes to restructure a Legacy TOB Trust or create a new TOB Trust, it must do so in a Volcker-compliant manner. A Volcker-compliant TOB Trust structure is substantially similar to traditional TOB Trust structures. The ultimate impact of the new rules on the inverse floater market and the municipal market generally is not yet certain. Such changes could make early unwinds of TOB Trusts more likely in adverse market scenarios, may make the use of TOB Trusts more expensive, and may make it more difficult to use TOB Trusts in general. The new rules may also expose the fund to additional risks, including, but not limited to, compliance, securities law and operational risks.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transaction from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At May 31, 2016, the Fund had net tax basis capital loss carryforwards of approximately $115,961,000, including $1,746,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until May 31, 2019, the expiration date, whichever occurs first; and approximately $114,215,000 of post-enactment losses, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($109,425,000) and long-term losses ($4,790,000).

The Fund has reviewed the tax positions for the open tax years as of May 31, 2016 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in inverse floater transactions, certain securities sold at a loss and accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At May 31, 2016, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed tax-exempt income	$ 5,855,155
Undistributed ordinary income*	$ 1,264,587
Capital loss carryforward	$ (115,961,000)
Net unrealized appreciation (depreciation) on investments	$ 575,211,332

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended May 31,
	2016	2015
Distributions from tax-exempt income	$ 198,502,659	$ 205,658,663
Distributions from ordinary income*	$ 890,509	$ 2,162,620

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Series arising in connection with a specific fund are allocated to that fund. Other Series expenses which cannot be directly attributed to a fund are apportioned among the funds in the Series based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position at the Fund's custodian bank at May 31, 2016.

B. Purchases and Sales of Securities

During the year ended May 31, 2016, purchases and sales of investment securities (excluding short-term investments) aggregated $1,894,721,066 and $1,577,503,324, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund's average daily net assets	.365%
Next $750 million of such net assets	.345%
Next $1.5 billion of such net assets	.325%
Next $2.5 billion of such net assets	.315%
Next $2.5 billion of such net assets	.295%
Next $2.5 billion of such net assets	.275%
Next $2.5 billion of such net assets	.255%
Over $12.5 billion of such net assets	.235%

Accordingly, for the year ended May 31, 2016, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.32% of the Fund's average daily net assets.

For the period from June 1, 2015 through September 30, 2015, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.80%
Class B	1.55%
Class C	1.55%
Class S	.55%
Institutional Class	.55%

Effective October 1, 2015 through September 30, 2016 (through February 10, 2016 for Class B shares), the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.81%
Class B	1.56%
Class C	1.56%
Class S	.56%
Institutional Class	.56%

For the year ended May 31, 2016 (through February 10, 2016 for Class B shares), fees waived and/or expenses reimbursed for each class are as follows:

Class B	$ 453
Class C	5,748
Class S	1,095,131
$ 1,101,332

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended May 31, 2016, the Administration Fee was $5,231,350, of which $470,434 is unpaid.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended May 31, 2016 (through February 10, 2016 for Class B shares), the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at May 31, 2016
Class A	$ 193,400	$ 46,127
Class B	355	85
Class C	10,608	2,531
Class S	386,004	91,280
Institutional Class	3,802	1,108
	$ 594,169	$ 141,131

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, Deutsche AM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended May 31, 2016 (through February 10, 2016 for Class B shares), the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2016
Class B	$ 1,881	$ —
Class C	1,988,122	183,902
	$ 1,990,003	$ 183,902

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended May 31, 2016 (through February 10, 2016 for Class B shares), the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at May 31, 2016	Annual Rate
Class A	$ 4,691,645	$ 1,202,355.24%
Class B	618	22.25%
Class C	662,487	180,328.25%
	$ 5,354,750	$ 1,382,705

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid to DDI in connection with the distribution of Class A shares for the year ended May 31, 2016 aggregated $97,296.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended May 31, 2016, the CDSC for Class C shares aggregated $24,678. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. For the year ended May 31, 2016, DDI received $16,815 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended May 31, 2016, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $22,969, of which $10,037 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Transactions with Affiliates. The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. During the year ended May 31, 2016, the Fund engaged in securities purchases of $622,980,000 and securities sales of $469,910,000 with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus, if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at May 31, 2016.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended May 31, 2016		Year Ended May 31, 2015
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	28,335,635	$ 264,578,845	23,548,073	$ 220,392,096
Class B	—	3*	218	2,038
Class C	7,083,175	66,114,437	5,532,907	51,820,947
Class S	54,697,862	510,187,441	47,504,147	445,196,819
Institutional Class	28,314,136	265,356,747	5,438,173	51,000,498
		$ 1,106,237,473		$ 768,412,398
Shares issued to shareholders in reinvestment of distributions
Class A	6,761,410	$ 62,946,558	6,887,271	$ 64,402,986
Class B	779*	7,206*	4,514	42,204
Class C	710,627	6,616,044	678,895	6,348,428
Class S	9,945,871	92,702,601	10,506,342	98,402,316
Institutional Class	582,369	5,432,746	422,983	3,956,742
		$ 167,705,155		$ 173,152,676
Shares redeemed
Class A	(29,408,589)	$ (273,560,791)	(35,117,085)	$ (328,112,720)
Class B	(84,418)*	(781,996)*	(140,283)	(1,312,129)
Class C	(4,454,398)	(41,454,921)	(4,607,017)	(43,070,331)
Class S	(63,270,842)	(589,868,979)	(60,622,253)	(568,343,605)
Institutional Class	(6,659,308)	(62,107,440)	(5,329,422)	(49,819,735)
		$ (967,774,127)		$ (990,658,520)
Net increase (decrease)
Class A	5,688,456	$ 53,964,612	(4,681,741)	$ (43,317,638)
Class B	(83,639)*	(774,787)*	(135,551)	(1,267,887)
Class C	3,339,404	31,275,560	1,604,785	15,099,044
Class S	1,372,891	13,021,063	(2,611,764)	(24,744,470)
Institutional Class	22,237,197	208,682,053	531,734	5,137,505
		$ 306,168,501		$ (49,093,446)

* For the period from June 1, 2015 to February 10, 2016 (see Note A).

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Municipal Trust and the Shareholders of Deutsche Managed Municipal Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights, present fairly, in all material respects, the financial position of Deutsche Managed Municipal Bond Fund (the "Fund") at May 31, 2016, and the results of its operations and its cash flows, the changes in its net assets and the financial highlights for each of the periods therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2016 by correspondence with the custodian and brokers and the application of alternative auditing procedures where such confirmations had not been received, provide a reasonable basis for our opinion.

Boston, Massachusetts July 26, 2016	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class C and S shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (December 1, 2015 to May 31, 2016).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended May 31, 2016 (Unaudited)
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 12/1/15	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/16	$ 1,032.80	$ 1,028.70	$ 1,034.90	$ 1,034.00
Expenses Paid per $1,000*	$ 4.07	$ 8.06	$ 3.05	$ 2.85
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 12/1/15	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/16	$ 1,021.00	$ 1,017.05	$ 1,022.00	$ 1,022.20
Expenses Paid per $1,000*	$ 4.04	$ 8.02	$ 3.03	$ 2.83

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
Deutsche Managed Municipal Bond Fund†	.80%	1.59%	.60%	.56%

† Includes interest expense and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities of 0.04% for each class.

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

Of the dividends paid from net investment income for the taxable year ended May 31, 2016, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of Deutsche Managed Municipal Bond Fund’s investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2015.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2015, all of the Fund’s Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset and Wealth Management ("Deutsche AWM") division. Deutsche AWM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Independent Trustees that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to make significant investments in Deutsche AWM, including ongoing enhancements to Deutsche AWM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AWM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2014, the Fund’s performance (Class A shares) was in the 2nd quartile, 2nd quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-, three- and five-year periods ended December 31, 2014.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were equal to the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2014). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2014, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Lipper Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable Deutsche U.S. registered funds ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AWM. The Board noted that DIMA indicated that Deutsche AWM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of the individual serving as DIMA’s and the Fund’s chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	103	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	103	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	103	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	103	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	103	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	103	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	103	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	103	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	103	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	103	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	103	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[8] (1972) President and Chief Executive Officer, 2013–present	Managing Director[3] and Head of US Product and Fund Administration, Deutsche Asset Management (2013–present); Director and President, Deutsche AM Service Company (since 2016); Director and President, DB Investment Managers, Inc. (since 2016); formerly, Head of Business Management and Consulting at Invesco, Ltd. (2010–2012)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset Management; Chief Legal Officer and Secretary, Deutsche Investment Management Americas Inc. (2015–present); and Director and Vice President, Deutsche AM Trust Company (since 2016)
Hepsen Uzcan[6] (1974) Vice President, since 2016[9] Assistant Secretary, 2013–present	Director,[3] Deutsche Asset Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); formerly, Director, Deutsche AM Trust Company (2004–2013)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset Management; Secretary, Deutsche AM Distributors, Inc.; and Secretary, Deutsche AM Service Company
Scott D. Hogan[7] (1970) Chief Compliance Officer, since 2016[10]	Director,[3] Deutsche Asset Management
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Jack Clark[7] (1967) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Diane Kenneally[7] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

9 Effective as of May 11, 2016.

10 Mr. Hogan became Chief Compliance Officer effective June 1, 2016.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: Deutsche AM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	SMLAX	SMLCX	SCMBX	SMLIX
CUSIP Number	25158T 608	25158T 822	25158T 848	25158T 855
Fund Number	466	766	2066	544

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

deutsche managed municipal bond Fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended May 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2016	$95,661	$0	$0	$0
2015	$90,471	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended May 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2016	$0	$30,661	$0
2015	$0	$63,439	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended May31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2016	$0	$30,661	$0	$30,661
2015	$0	$63,439	$0	$63,439

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2015 and 2016 financial statements, the Fund entered into an engagement letter with PwC. The terms of the 2016 engagement letter required by PwC, and agreed to by the Fund’s Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided there-under.

***

In a letter provided to the Audit Committee pursuant to PCAOB Rule 3526 and dated July 19, 2016, PwC informed the Audit Committee that PwC had identified circumstances where PwC maintains lending relationships with owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. PwC informed the Audit Committee that these lending relationships are inconsistent with the SEC Staff’s interpretation of Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). PwC’s lending relationships effect PwC’s independence under the SEC Staff’s interpretation of the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

In its July 19, 2016 letter, PwC affirmed to the Audit Committee that, as of the date of the letter, PwC is an independent accountant with respect to the Fund, within the meaning of PCAOB Rule 3520. In its letter, PwC also informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, PwC has concluded that with regard to its compliance with the independence criteria set forth in the rules and regulations of the SEC related to the Loan Rule, it believes that it remains objective and impartial despite matters that may ultimately be determined to be inconsistent with these criteria and therefore it can continue to serve as the Fund’s registered public accounting firm. PwC informed the Audit Committee that its conclusion was based on a number of factors, including, among others, PwC’s belief that the lenders are not able to impact the impartiality of PwC or assert any influence over the investment companies in the Deutsche Funds Complex whose shares the lenders own or the applicable investment company’s investment adviser; and the lenders receive no direct benefit from their ownership of the investment companies in the Deutsche Funds Complex in separate accounts maintained on behalf of their insurance contract holders. In addition, the individuals at PwC who arranged PwC’s lending relationships have no oversight of, or ability to influence, the individuals at PwC who conducted the audits of the Fund’s financial statements.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that effected PwC’s independence under the Loan Rule with respect to the Fund. PwC confirmed to the Audit Committee that it meets the conditions of the no-action letter. In the no-action letter, the SEC Staff stated that the relief under the letter is temporary and will expire 18 months after the issuance of the letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Managed Municipal Bond Fund, a series of Deutsche Municipal Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	7/29/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	7/29/2016

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	7/29/2016